                                                                   EXHIBIT 10.13

                         JUNIOR SUBORDINATED INDENTURE


                                    Between


                           CRESCENT BANKING COMPANY


                                      and


                           WILMINGTON TRUST COMPANY
                                 (as Trustee)



                         dated as of November 9, 2001

                            CRESCENT CAPITAL TRUST I
        Certain Sections of this Junior Subordinated Indenture relating to Sections 310 through 318 of the
                          Trust Indenture Act of 1939:


Trust Indenture                                 Junior Subordinated
Act Section                                       Indenture Section
-----------                                       -----------------

Section 310 (a)(1).....................................  6.9
            (a)(2).....................................  6.9
            (a)(3)..........................  Not Applicable
            (a)(4)..........................  Not Applicable
            (a)(5).....................................  6.9
            (b)..................................  6.8, 6.10
Section 311 (a).......................................  6.13
            (b).......................................  6.13
            (b)(2)..................................  7.3(a)
Section 312 (a)................................  7.1, 7.2(a)
            (b).....................................  7.2(b)
            (c).....................................  7.2(c)
Section 313 (a).....................................  7.3(a)
            (a)(4)..................................  7.3(a)
            (b).....................................  7.3(b)
            (c).....................................  7.3(a)
            (d).....................................  7.3(c)
Section 314 (a)........................................  7.4
            (b)........................................  7.4
            (c)(1).....................................  1.2
            (c)(2).....................................  1.2
            (c)(3)..........................  Not Applicable
            (e)........................................  1.2
Section 315 (a).....................................  6.1(a)
            (b)...................................  6.2, 7.3
            (c).....................................  6.1(b)
            (d).....................................  6.1(c)
            (e).......................................  5.14
Section 316 (a).......................................  5.12
            (a)(1)(A).................................  5.12
            (a)(1)(B).................................  5.13
            (a)(2)..........................  Not Applicable
            (b)........................................  5.8
            (c).....................................  1.4(f)
Section 317 (a)(1).....................................  5.3
            (a)(2).....................................  5.4
            (b).......................................  10.3
Section 318 (a)........................................  1.7

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS
                               -----------------

ARTICLE I       DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION............................       8

SECTION 1.1.    Definitions........................................................................       8
SECTION 1.2.    Compliance Certificate and Opinions................................................      18
SECTION 1.3.    Forms of Documents Delivered to Trustee............................................      19
SECTION 1.4.    Acts of Holders....................................................................      19
SECTION 1.5.    Notices, Etc. to Trustee and Company...............................................      21
SECTION 1.6.    Notice to Holders; Waiver..........................................................      22
SECTION 1.7.    Conflict with Trust Indenture Act..................................................      22
SECTION 1.8.    Effect of Headings and Table of Contents...........................................      22
SECTION 1.9.    Successors and Assigns.............................................................      23
SECTION 1.10.   Separability Clause................................................................      23
SECTION 1.11.   Benefits of Indenture..............................................................      23
SECTION 1.12.   Governing Law......................................................................      23
SECTION 1.13.   Non-Business Days..................................................................      23

ARTICLE II      SECURITY FORMS.....................................................................      24

SECTION 2.1.    Forms Generally....................................................................      24
SECTION 2.2.    Form of Face of Security...........................................................      24
SECTION 2.3.    Additional Provisions Required in Global Security..................................      25
SECTION 2.4.    Form of Trustee's Certificate of Authentication....................................      25

ARTICLE III     THE SECURITIES.....................................................................      25

SECTION 3.1.    Title and Terms....................................................................      25
SECTION 3.2.    Denominations......................................................................      29
SECTION 3.3.    Execution, Authentication, Delivery and Dating.....................................      29
SECTION 3.4.    Temporary Securities...............................................................      30
SECTION 3.5.    Global Securities..................................................................      31
SECTION 3.6.    Registration, Transfer and Exchange Generally; Certain Transfers and Exchanges.....      32
SECTION 3.7.    Mutilated, Lost and Stolen Securities..............................................      34
SECTION 3.8.    Payment of Interest and Additional Interest; Interest Rights Preserved.............      35
SECTION 3.9.    Persons Deemed Owners..............................................................      36
SECTION 3.10.   Cancellation.......................................................................      37
SECTION 3.11.   Computation of Interest............................................................      37
SECTION 3.12.   Deferrals of Interest Payment Dates................................................      37
SECTION 3.13.   Right of Set-Off...................................................................      38
SECTION 3.14.   Agreed Tax Treatment...............................................................      39
SECTION 3.15.   Shortening or Extension of Stated Maturity.........................................      39
SECTION 3.16.   CUSIP Numbers......................................................................      39


ARTICLE IV      SATISFACTION AND DISCHARGE.........................................................      39

SECTION 4.1.    Satisfaction and Discharge of Indenture............................................      39
SECTION 4.2     Application of Trust Money.........................................................      41

ARTICLE V       REMEDIES...........................................................................      41

SECTION 5.1.    Events of Default..................................................................      41
SECTION 5.2.    Acceleration of Maturity; Rescission and Annulment.................................      42
SECTION 5.3.    Collection of Indebtedness and Suits for Enforcement by Trustee....................      43
SECTION 5.4.    Trustee May File Proofs of Claim...................................................      44
SECTION 5.5.    Trustee May Enforce Claim Without Possession of Securities.........................      45
SECTION 5.6     Application of Money Collected.....................................................      45
SECTION 5.7     Limitation on Suits................................................................      46
SECTION 5.8.    Unconditional Right of Holders to Receive Principal, Premium and Interest; Direct
                Action by Holders of Capital Securities............................................      47
SECTION 5.9.    Restoration of Rights and Remedies.................................................      47
SECTION 5.10.   Rights and Remedies Cumulative.....................................................      47
SECTION 5.11.   Delay or Omission Not Waiver.......................................................      48
SECTION 5.12.   Control by Holders.................................................................      48
SECTION 5.13.   Waiver of Past Defaults............................................................      48
SECTION 5.14.   Undertaking for Costs..............................................................      49
SECTION 5.15.   Waiver of Usury, Stay or Extension Laws............................................      49

ARTICLE VI      THE TRUSTEE........................................................................      50

SECTION 6.1.    Certain Duties and Responsibilities................................................      50
SECTION 6.2.    Notice of Defaults.................................................................      51
SECTION 6.3.    Certain Rights of Trustee..........................................................      51
SECTION 6.4.    Not Responsible for Recitals or Issuance of Securities.............................      52
SECTION 6.5.    May Hold Securities................................................................      52
SECTION 6.6.    Money Held in Trust................................................................      53
SECTION 6.7.    Compensation and Reimbursement.....................................................      53
SECTION 6.8.    Disqualification; Conflicting Interests............................................      54
SECTION 6.9.    Corporate Trustee Required; Eligibility............................................      54
SECTION 6.10.   Resignation and Removal; Appointment of Successor..................................      55
SECTION 6.11.   Acceptance of Appointment by Successor.............................................      56
SECTION 6.12.   Merger, Conversion, Consolidation or Succession to Business........................      57
SECTION 6.13.   Preferential Collection of Claims Against Company..................................      57
SECTION 6.14.   Appointment of Authenticating Agent................................................      58

ARTICLE VII     HOLDER LISTS AND REPORTS BY TRUSTEE, PAYING AGENT AND COMPANY......................      60

SECTION 7.1.    Company to Furnish Trustee Names and Addresses of Holders..........................      60
SECTION 7.2.    Preservation of Information; Communications to Holders.............................      60
SECTION 7.3.    Reports by Trustee and Paying Agent................................................      60

SECTION 7.4.    Reports by Company.................................................................      61

ARTICLE VIII    CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE...............................      61

SECTION 8.1.    Company May Consolidate, Etc., Only on Certain Terms...............................      61
SECTION 8.2.    Successor Company Substituted......................................................      62

ARTICLE IX      SUPPLEMENTAL INDENTURES............................................................      63

SECTION 9.1.    Supplemental Indentures Without Consent of Holders.................................      63
SECTION 9.2.    Supplemental Indentures with Consent of Holders....................................      64
SECTION 9.3.    Execution of Supplemental Indentures...............................................      65
SECTION 9.4.    Effect of Supplemental Indentures..................................................      66
SECTION 9.5.    Conformity with Trust Indenture Act................................................      66
SECTION 9.6.    Reference in Securities to Supplemental Indentures.................................      66

ARTICLE X       COVENANTS..........................................................................      66

SECTION 10.1.   Payment of Principal, Premium and Interest.........................................      66
SECTION 10.2.   Maintenance of Office or Agency....................................................      67
SECTION 10.3.   Money for Security Payments to be Held in Trust....................................      67
SECTION 10.4.   Statement as to Compliance.........................................................      69
SECTION 10.5.   Waiver of Certain Covenants........................................................      69
SECTION 10.6.   Additional Sums....................................................................      69
SECTION 10.7.   Additional Covenants...............................................................      70
SECTION 10.8.   Furnishing Annual Information......................................................      71

ARTICLE XI      REDEMPTION OF SECURITIES...........................................................      71

SECTION 11.1.   Applicability of This Article......................................................      71
SECTION 11.2.   Election to Redeem; Notice to Trustee..............................................      71
SECTION 11.3.   Selection of Securities to be Redeemed.............................................      72
SECTION 11.4.   Notice of Redemption...............................................................      72
SECTION 11.5.   Deposit of Redemption Price........................................................      73
SECTION 11.6.   Payment of Securities Called for Redemption........................................      73
SECTION 11.7.   Right of Redemption of Securities Initially Issued to an Issuer Trust..............      74

ARTICLE XII     SINKING FUNDS......................................................................      74

ARTICLE XIII    SUBORDINATION OF SECURITIES........................................................      75

SECTION 13.1.   Securities Subordinate to Senior Indebtedness......................................      75
SECTION 13.2.   No Payment When Senior Indebtedness in Default; Payment Over of Proceeds Upon
                Dissolution, Etc...................................................................      75
SECTION 13.3.   Payment Permitted If No Default....................................................      77
SECTION 13.4.   Subrogation to Rights of Holders of Senior Indebtedness; etc.......................      77

SECTION 13.5.   Provisions Solely to Define Relative Rights........................................      78
SECTION 13.6.   Trustee to Effectuate Subordination................................................      78
SECTION 13.7.   No Waiver of Subordination Provisions..............................................      78
SECTION 13.8.   Notice to Trustee..................................................................      79
SECTION 13.9.   Reliance on Judicial Order or Certificate of Liquidating Agent.....................      80
SECTION 13.10.  Trustee Not Fiduciary for Holders of Senior Indebtedness...........................      80
SECTION 13.11.  Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's
                Rights.............................................................................      80
SECTION 13.12.  Article Applicable to Paying Agents................................................      80
SECTION 13.13.  Certain Conversions or Exchanges Deemed Payment....................................      80

                         JUNIOR SUBORDINATED INDENTURE

     THIS JUNIOR SUBORDINATED INDENTURE, dated as of November 9, 2001, is between CRESCENT BANKING COMPANY, a Georgia corporation (the "Company"), having
                                                              -------
its principal office at 251 Highway 515, Jasper, Georgia 30143, and WILMINGTON TRUST COMPANY, as Trustee, having its principal office at 1100 North Market Street, Wilmington, Delaware 19890-0001 (the "Trustee").
                                              -------

                            RECITALS OF THE COMPANY

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured junior subordinated debt securities in one or more series (hereinafter called the "Securities") of substantially the tenor hereinafter provided, including
-----------
Securities issued to evidence loans made to the Company from the proceeds from the issuance from time to time by one or more business trusts (each an "Issuer
                                                                        ------
Trust") of undivided preferred beneficial interests in the assets of such Issuer
-----
Trusts (the "Capital Securities") and undivided common interests in the assets
             ------------------
of such Issuer Trusts (the "Common Securities" and, collectively with the
                            -----------------
Capital Securities, the "Trust Securities"), and to provide the terms and
                         ----------------
conditions upon which the Securities are to be authenticated, issued and delivered; and

     All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

     NOW THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders (as such term is defined in Section 1.1 hereof) thereof, the parties hereto, intending to be legally bound, mutually covenant and agree, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:


                                   ARTICLE I
                       DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION


     SECTION 1.1.  Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

     (1) The terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

     (2) All other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

     (3) The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation";

     (4) All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as in effect at the time of determination;

     (5) Whenever the context may require, any gender shall be deemed to include the other;

     (6) Unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

     (7) The words "hereby," "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     "Act" when used with respect to any Holder has the meaning specified in
Section 1.4(a).

     "Additional Interest" means the interest, if any, that shall accrue on any interest on the Securities of any series the payment of which has not been made on the applicable Interest Payment Date and which shall accrue at the rate per annum specified or determined as specified in such Security.

     "Additional Sums" has the meaning specified in Section 10.6.

     "Additional Taxes" means any additional taxes, duties and other governmental charges to which an Issuer Trust has become subject from time to time as a result of a Tax Event.

     "Administrator" means, in respect of any Issuer Trust, each Person appointed in accordance with the related Trust Agreement, solely in such Person's capacity as Administrator of such Issuer Trust and not in such Person's individual capacity, or any successor Administrator appointed as therein provided.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agent Member" means any member of, or participant in, the Depositary.

     "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Global Security, in each case to the extent applicable to such transaction and as in effect from time to time.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities of one or more series.

     "Bankruptcy Code" means the United States Bankruptcy Code, 11 U.S.C. 101, et seq. as amended, and any successor provisions thereto.

     "Board of Directors" means the board of directors of the Company or the Executive Committee of the board of directors of the Company (or any other committee of the board of directors of the Company performing similar functions) or, for purposes of this Indenture, a committee designated by the board of directors of the Company (or such committee), comprised of two or more members of the board of directors of the Company or officers of the Company, or both.

     "Board Resolution" means a copy of a resolution certified by the Secretary or any Assistant Secretary of the Company to have been duly adopted by the Board of Directors, or such committee of the Board of Directors or officers of the Company to which authority to act on behalf of the Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions in the City of New York, New York, the City of Atlanta, Georgia or the City of Wilmington, Delaware are authorized or required by law or executive order to remain closed, or (iii) a day on which the Corporate Trust Office of the Trustee, or, with respect to the Securities of a series initially issued to an Issuer Trust, the "Corporate Trust Office" (as defined in the related Trust Agreement) of the Property Trustee or the Delaware Trustee under the related Trust Agreement, is closed for business.

     "Capital Securities" has the meaning specified in the first recital of this Indenture.

     "Capital Treatment Event" means, in respect of any Issuer Trust, receipt by the Property Trustee of such Issuer Trust of an Opinion of Counsel, experienced in such matters and who may be counsel to the Company, and determination by the Company that, as a result of the occurrence of any amendment to, or change (including any announced prospective change) in, the laws (or any rules or regulations thereunder) of the United States or any political subdivision thereof or therein, or as a result of any official or administrative pronouncement or action (including any action taken in connection with a regulatory examination or in connection with or as a result of any change in regulatory policy) or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement, action or decision is announced on or after the date of the issuance of the Capital Securities of such Issuer Trust, there is more than an insubstantial risk that the Company will not be entitled to treat an amount equal to the Liquidation Amount of such Capital Securities as "Tier 1 Capital" (or the then equivalent thereof) for purposes of the risk-based capital adequacy guidelines of the Board of Governors of the Federal Reserve System, as then in effect and applicable to the Company.

     "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

     "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "Commission" means the United States Securities and Exchange Commission, or any successor thereto.

     "Common Securities" has the meaning specified in the first recital of this Indenture.

     "Common Stock" means the common stock, $1.00 par value per share, of the Company.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor entity shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor entity.

     "Company Request" and "Company Order" mean, respectively, the written request or order signed in the name of the Company by its Chairman of the Board of Directors, any Vice Chairman of the Board of Directors, its President or a Senior Vice President or Vice President, and by its Chief Financial Officer, its Treasurer or an Assistant Treasurer, or its Secretary or an Assistant Secretary, and delivered to the Trustee.

     "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered.

     "Creditor" has the meaning specified in Section 6.7(c).

     "Defaulted Interest" has the meaning specified in Section 3.8.

     "Delaware Trustee" means, with respect to any Issuer Trust, the Person identified as the "Delaware Trustee" in the related Trust Agreement, solely in its capacity as Delaware Trustee of such Issuer Trust under such Trust Agreement and not in its individual capacity, or its successor in interest in such capacity, or any successor Delaware trustee appointed as therein provided.

     "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary by the Company pursuant to Section 3.1 with respect to such series (or any successor thereto).

     "Discount Security" means any security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2.

     "Dollar" or "$" means the currency of the United States of America that, as at the time of payment, is legal tender for the payment of public and private debts.

     "Entity" includes a bank, corporation, partnership, association, company, limited liability company, joint-stock company or business trust.

     "Event of Default," unless otherwise specified in the supplemental indenture creating a series of Securities, has the meaning specified in
Article V.

     "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

     "Expiration Date" has the meaning specified in Section 1.4(f).

     "Extension Period" has the meaning specified in Section 3.12.

     "Federal Reserve" means the Board of Governors of the Federal Reserve System and its delegees.

     "Global Security" means a Security in the form prescribed in Article II evidencing all or part of a series of Securities, issued to the Depositary or its nominee for such series, and registered in the name of such Depositary or its nominee.

     "Guarantee" means, with respect to any Issuer Trust, the obligations of the Company under the Guarantee Agreement.

     "Guarantee Agreement" means any Guarantee Agreement executed by the Company for the benefit of the Holders of the Capital Securities issued by each Issuer Trust, as modified, amended or supplemented from time to time.

     "Holder" means a Person in whose name a Security is registered in the Securities Register.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of each particular series of Securities established as contemplated by Section 3.1.

     "Interest Payment Date" means, as to each series of Securities, the Stated Maturity of an installment of interest on such Securities.

     "Investment Company Act" means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

     "Investment Company Event" means the receipt by an Issuer Trust of an Opinion of Counsel (as defined in the relevant Trust Agreement) experienced in such matters to the effect that, as a result of the occurrence of a change in law or regulation or a written change (including any announced prospective change) in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that such Issuer Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act, which change or prospective change becomes effective or would become effective, as the case may be, on or after the date of the issuance of the Capital Securities of such Issuer Trust.

     "Issuer Trust" has the meaning specified in the first recital of this Indenture.

     "Liquidation Amount" shall have the meaning assigned in the applicable related Trust Agreement.

     "Maturity" when used with respect to any Security means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Notice of Default" means a written notice of the kind specified in Section 5.1(3).

     "Officers' Certificate" means a certificate signed by the Chairman of the Board of Directors, Vice Chairman of the Board of Directors, Chief Executive Officer, the President or any Vice President, and by the Chief Financial Officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the party provided herein. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Indenture shall include:

     (a) a statement by each officer signing the Officers' Certificate that such officer has read the covenant or condition and the definitions relating thereto;

     (b) a brief statement of the nature and scope of the examination or investigation undertaken by such officer in rendering the Officers' Certificate;

     (c) a statement that such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for or an employee of the Company or any Affiliate of the Company.

     "Original Issue Date" means the date of issuance specified as such in each Security.

     "Outstanding" means, when used in reference to any Securities, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

     (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

     (ii) Securities for whose payment money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Securities; and

     (iii) Securities in substitution for or in lieu of which other Securities have been authenticated and delivered or that have been paid pursuant to Section 3.6, unless proof satisfactory to the Trustee is presented that any such Securities are held by Holders in whose hands such Securities are valid, binding and legal obligations of the Company; provided, however, in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor (other than the Issuer Trust to which Securities of the applicable series were initially issued) shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities that the Trustee knows to be so owned shall be so disregarded. Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor (other than such Issuer Trust). Upon the written request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of the Company, or any other obligor on the Securities or any Affiliate of the Company or such obligor (other than, for the avoidance of doubt, such Issuer Trust), and, subject to the provisions of Section 6.1, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

     "Paying Agent" means the Trustee or any Person authorized by the Company to pay the principal of (or premium, if any) or interest on, or other amounts in respect of any Securities on behalf of the Company.

     "Person" means any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment" means, with respect to the Securities of any series, the place or places where the principal of (and premium, if any) and interest on the Securities of such series are payable pursuant to Section 3.1.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security. For the purposes of this definition, any security authenticated and delivered under Section 3.7 in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Principal Subsidiary" means (i) Crescent Bank & Trust Company, a Georgia corporation, (ii) Crescent Mortgage Services, Inc., a Georgia corporation, (iii) any other subsidiary of the Company the consolidated assets of which constitute 20% or more of the consolidated assets of the Company and its consolidated subsidiaries, (iv) any other subsidiary designated as a Principal Subsidiary pursuant to a Board Resolution and set forth in an Officers' Certificate delivered to the Trustee, and (v) any subsidiary of the Company that owns, directly or indirectly, any voting securities, or options, warrants or rights to subscribe for or purchase voting securities, of any Principal Subsidiary under clause (i), (ii), (iii) or (iv), and in the case of clause (i), (ii), (iii),
(iv) or (v), their respective successors (whether by consolidation, merger, conversion, transfer of substantially all their assets and business or otherwise) so long as any such successor is a banking subsidiary (in the case of clause (i), (ii), (iii) or (iv) or a subsidiary (in the case of clause (v)) of the Company.

     "Proceeding" has the meaning specified in Section 13.2.

     "Property Trustee" means, with respect to any Issuer Trust, the Person identified as the "Property Trustee" in the related Trust Agreement, solely in its capacity as Property Trustee of such Issuer Trust under such Trust Agreement and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as therein provided.

     "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture or the terms of such Security.

     "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture or the terms of such Security.

     "Regular Record Date" for the interest payable on any Interest Payment Date with respect to the Securities of a series means, unless otherwise provided pursuant to Section 3.1 with respect to Securities of such series, the close of business on the fifteenth day of the month in which such Interest Payment Date occurs (whether or not a Business Day).

     "Responsible Officer," when used with respect to the Trustee means any officer assigned to the Corporate Trust Office, including any managing director, vice president, principal, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Indenture, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     "Restricted Security" means all Securities including those represented by the debenture attached hereto as Exhibit A or those represented by the
                                 ----------
Restricted Securities Certificate attached hereto as Exhibit B.
                                                     ---------

     "Restricted Securities Certificate" means a certificate substantially in the form of the legend required in the form of Restricted Securities Certificate set forth in Exhibit B.
             ---------

     "Rights Plan" means any plan of the Company providing for the issuance by the Company to all holders of its Common Stock, of rights entitling the holders thereof to subscribe for or purchase shares of any class or series of capital stock of the Company which rights (i) are deemed to be transferred with such shares of such Common Stock, (ii) are not exercisable, and (iii) are also issued in respect of future issuances of such Common Stock, in each case until the occurrence of a specified event or events.

     "Securities" or "Security" means any debt securities or debt security, as the case may be, authenticated and delivered under this Indenture.

     "Securities Act" means the Securities Act of 1933, as modified, amended or supplemented from time to time.

     "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 3.6(a).

     "Senior Indebtedness" means, whether recourse is to all or a portion of the assets of the Company and whether or not contingent: (i) every obligation of the Company for borrowed money; (ii) every obligation of the Company evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses;
(iii) every reimbursement obligation of the Company with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of the Company; (iv) every obligation of the Company issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business); (v) every capital lease obligation of the Company; (vi) every obligation of the Company for claims (as defined in Section 101(4) of the Bankruptcy Code) in respect of derivative products such as interest and foreign exchange rate contracts, commodity contracts, swaps, options, caps, collars and similar arrangements; and
(vii) every obligation of the type referred to in clauses (i) through (vi) of another

Person the payment of which the Company has guaranteed or is responsible or liable, directly or indirectly, as obligor or otherwise. "Senior Indebtedness" excludes (i) any obligations which, by their terms, are expressly stated to rank pari passu in right of payment with, or to not be superior in right of payment to, the Junior Subordinated Debentures, (ii) any indebtedness of the Company which when incurred and without respect to any election under Section 1111(b) of the Bankruptcy Code was without recourse to the Company, (iii) any indebtedness of the Company to any of its subsidiaries, (iv) indebtedness to any executive officer or director of the Company, or (v) any indebtedness in respect of debt securities issued to any trust, or a trustee of such trust, partnership or other entity affiliated with the Company that is a financing entity of the Company in connection with the issuance of such financing entity of securities that are similar to the Capital Securities.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.8.

     "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified pursuant to the terms of such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable, as such date may, in the case of such principal, be shortened or extended as provided pursuant to the terms of such Security and this Indenture.

     "Subsidiary" means an entity more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For purposes of this definition, "voting stock" means stock that ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.7 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Tax Event" means the receipt by an Issuer Trust of an Opinion of Counsel (as defined in the relevant Trust Agreement) experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official or administrative pronouncement or action or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of issuance of the Capital Securities of such Issuer Trust (including, without limitation, any of the foregoing arising with respect to, or resulting from, any proposal, proceeding or other action commencing on or before such date), there is more than an insubstantial risk that (i) such Issuer Trust is, or will be within 90 days of the delivery of such Opinion of Counsel, subject to United States Federal income tax with respect to income received or accrued on the corresponding series of Securities issued by the Company to such Issuer

Trust, (ii) interest payable by the Company on such corresponding series of Securities is not, or within 90 days of the delivery of such Opinion of Counsel will not be, deductible by the Company, in whole or in part, for United States Federal income tax purposes, or (iii) such Issuer Trust is, or will be within 90 days of the delivery of such Opinion of Counsel, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

     "Trust Agreement" means, with respect to any Issuer Trust, the trust agreement or other governing instrument of such Issuer Trust, as amended from time to time.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture, solely in its capacity as such and not in its individual capacity, until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder and, if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as modified, amended or supplemented from time to time, except as provided in Section 9.5.

     "Trust Securities" has the meaning specified in the first recital of this Indenture.

     "Vice President," when used with respect to the Company, means any duly appointed vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

     SECTION 1.2.  Compliance Certificate and Opinions.

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent (including covenants, the compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent (including covenants compliance with which constitutes a condition precedent), if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than the certificates provided pursuant to Section 10.4) shall include:

     (1) a statement by each individual signing such certificate or opinion that such individual has read such covenant or condition and the definitions herein relating thereto;

     (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions of such individual contained in such certificate or opinion are based;

     (3) a statement that, in the opinion of such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (4) a statement as to whether, in the opinion of such individual, such condition or covenant has been complied with.

     SECTION 1.3.  Forms of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to matters upon which his or her certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions, or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     SECTION 1.4.  Acts of Holders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given to or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments is or are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as an "Act" of the Holders signing
                                                 ---
such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Where such execution is by a Person acting in other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority.

     (c) The fact and date of the execution by any Person of any such instrument or writing, or the authority of the Person executing the same, may also be provided in any other manner that the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine.

     (d) The ownership of Securities shall be proved conclusively by the Securities Register.

     (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

     (f) The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next succeeding paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date, provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date (as defined below) by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date previously has been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.6.

     The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.2, (iii) any request to institute proceedings referred to in Section 5.7(3), or (iv) any direction referred to in
Section 5.12, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date, provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect) and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.6.

     With respect to any record date set pursuant to this Section, the party hereto that sets such record date may designate any day as the "Expiration Date"
                                                                ---------------
and from time to time may change the Expiration Date to any earlier or later day, provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in
Section 1.6 on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto that set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

     (g) Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

     SECTION 1.5.  Notices, Etc. to Trustee and Company.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

     (1) the Trustee by any Holder, any holder of Capital Securities or the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

     (2) the Company by the Trustee, any Holder or any holder of Capital Securities shall be sufficient for every purpose (except as otherwise provided in Section 5.1) hereunder if in writing and mailed, first class, postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

     SECTION 1.6.  Notice to Holders; Waiver.

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Securities Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. If, by reason of the suspension of or irregularities in regular mail services or for any other reason, it shall be impossible or impracticable to mail notice of any event to Holders when said notice is required to be given pursuant to any provision of this Indenture or of the relevant Securities, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     SECTION 1.7.  Conflict with Trust Indenture Act.

     If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the provision of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

     SECTION 1.8.  Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 1.9.  Successors and Assigns.

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

     SECTION 1.10.  Separability Clause.

     If any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 1.11.  Benefits of Indenture.

     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors and assigns, the holders of Senior Indebtedness, the Holders of the Securities and, to the extent expressly provided in Sections 5.2, 5.8, 5.9, 5.11, 5.13, 9.1 and 9.2, the holders of Capital Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     SECTION 1.12.  Governing Law.

     THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     SECTION 1.13.  Non-Business Days.

     If any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or the Securities) payment of interest or principal (and premium, if any) or other amounts in respect of such Security need not be made on such date, but may be made on the next succeeding Business Day (and no interest shall accrue in respect of the amounts whose payment is so delayed for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, until such next succeeding Business Day), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day (in each case with the same force and effect as if made on the Interest Payment Date or Redemption Date or at the Stated Maturity).

                                  ARTICLE II
                                SECURITY FORMS

     SECTION 2.1.  Forms Generally.

     The Securities of each series and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, or in such other form or forms as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable tax laws, banking laws, or the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.3 with respect to the authentication and delivery of such Securities.

     The Trustee's certificates of authentication shall be substantially in the form set forth in this Article.

     The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods, if required by any securities exchange on which the Securities may be listed, on a steel engraved border or steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange, if any, on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

     Securities distributed to holders of Global Capital Securities (as defined in the applicable Trust Agreement) upon the dissolution of an Issuer Trust shall be distributed in the form of one or more Global Securities registered in the name of a Depositary or its nominee, and deposited with the Securities Registrar, as custodian for such Depositary, or with such Depositary, for credit by the Depositary to the respective accounts of the beneficial owners of the Securities represented thereby (or such other accounts as they may direct). Securities distributed to holders of Capital Securities other than Global Capital Securities upon the dissolution of an Issuer Trust shall not be issued in the form of a Global Security or any other form intended to facilitate book-entry trading in beneficial interests in such Securities.

     SECTION 2.2. Form of Face of Security. The Securities shall be generally in the form of Exhibit A hereto.
               ---------

     SECTION 2.3.  Additional Provisions Required in Global Security.

     Unless otherwise specified as contemplated by Section 3.1, any Global Security issued hereunder shall, in addition to the provisions contained in Sections 2.2 and 2.3, bear a legend in substantially the following form:

          THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

     SECTION 2.4.  Form of Trustee's Certificate of Authentication.

     The Trustee's certificate of authentication shall be in substantially the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:                       WILMINGTON TRUST COMPANY,
      ---------------------   not in its individual capacity, but solely as
                              Trustee

                              By:
                                 -----------------------------------------
                                 Authorized Signatory


                                  ARTICLE III
                                THE SECURITIES

     SECTION 3.1.  Title and Terms.

     The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to Section 3.3, set forth or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities as a series:

     (a) the title of the securities of such series, which shall distinguish the Securities of the series from all other Securities;

     (b) the limit, if any, upon the aggregate principal amount of the Securities of such series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 3.4, 3.5, 3.6, 9.6 or 11.6 and except for any Securities that, pursuant to Section 3.3, are deemed never to have been authenticated and delivered hereunder); provided, however, the authorized aggregate principal amount of such series may be increased above such amount by a Board Resolution to such effect;

     (c) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

     (d) the Stated Maturity or Maturities on which the principal of the Securities of such series is payable or the method of determination thereof, and any dates on which or circumstances under which, the Company shall have the right to extend or shorten such Stated Maturity or Maturities;

     (e) the rate or rates, if any, at which the Securities of such series shall bear interest, if any, the rate or rates and extent to which Additional Interest, if any, shall be payable with respect to any Securities of such series, the date or dates from which any such interest or Additional Interest shall accrue, the Interest Payment Dates on which such interest shall be payable, the right, pursuant to Section 3.12 or as otherwise set forth therein, of the Company to defer or extend an Interest Payment Date, and the Regular Record Date for the interest payable on any Interest Payment Date, or the method by which any of the foregoing shall be determined;

     (f) the place or places where the principal of (and premium, if any), interest or Additional Interest on the Securities of such series shall be payable, the place or places where the Securities of such series may be presented for registration of transfer or exchange, any restrictions that may be applicable to any such transfer or exchange in addition to or in lieu of those set forth herein and the place or places where notices and demands to or upon the Company in respect of the Securities of such series may be made;

     (g) the period or periods within or the date or dates on which, if any, the price or prices at which and the terms and conditions upon which the Securities of such series may be redeemed, in whole or in part, at the option of the Company, and if other than by a Board Resolution, the manner in which any election by the Company to redeem such Securities shall be evidenced;

     (h) the obligation or the right, if any, of the Company to redeem, repay or purchase the Securities of such series pursuant to any sinking fund, amortization or analogous provisions, or at the option of a Holder thereof, and the period or periods within which, the price or prices at which, the currency or currencies (including currency unit or units) in which and the other terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

     (i) the denominations in which any Securities of such series shall be issuable, if other than integral multiples of $1,000.00;

     (j) if other than Dollars, the currency or currencies (including any currency unit or units) in which the principal of (and premium, if any) and interest and Additional Interest, if any, on the Securities of the series shall be payable, or in which the Securities of the series shall be denominated and the manner of determining the equivalent thereof in Dollars for purposes of the definition of Outstanding;

     (k) the additions, modifications or deletions, if any, in the Events of Default or covenants of the Company set forth herein with respect to the Securities of such series;

     (l) if other than the principal amount thereof, the portion of the principal amount of Securities of such series that shall be payable upon declaration of acceleration of the Maturity thereof;

     (m) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

     (n) if applicable, that the Securities of the series, in whole or in any specified part, shall be defeasible and, if other than by a Board Resolution, the manner in which any election by the Company to defease such Securities shall be evidenced;

     (o) the additions or changes, if any, to this Indenture with respect to the Securities of such series as shall be necessary to permit or facilitate the issuance of the Securities of such series in bearer form, registrable or not registrable as to principal, and with or without interest coupons;

     (p) any index or indices used to determine the amount of payments of principal of and premium, if any, on the Securities of such series or the manner in which such amounts will be determined;

     (q) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends that shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 2.4 and any circumstances in addition to or in lieu of those set forth in Section 3.5 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;

     (r) the appointment of any Paying Agent or agents for the Securities of such series;

     (s) the terms of any right to convert or exchange Securities of such series into any other securities or property of the Company, and the additions or changes, if any, to this Indenture with respect to the Securities of such series to permit or facilitate such conversion or exchange;

     (t) if such Securities are to be issued to an Issuer Trust, the form or forms of the Trust Agreement and Guarantee relating thereto;

     (u) if other than as set forth herein, the relative degree, if any, to which the Securities or the series shall be senior to or be subordinated to other series of Securities in right of payment, whether such other series of Securities are Outstanding or not;

     (v) any addition to or change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 5.2;

     (w) any addition to or change in the covenants set forth in Article X which applies to Securities of the series; and

     (x) any other terms of the Securities of such series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by
Section 9.1(3)).

     All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided herein or in or pursuant to such Board Resolution and set forth, or determined in the manner provided, in such Officers' Certificate or in any indenture supplemental hereto.

     If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

     The securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article XIII.

     SECTION 3.2.  Denominations.

     The Securities of each series shall be in registered form without coupons and shall be issuable in integral multiples of $1,000.00, unless otherwise specified as contemplated by Section 3.1(i).

     SECTION 3.3.  Execution, Authentication, Delivery and Dating.

     The Securities shall be executed on behalf of the Company by its Chairman of the Board of Directors, its Vice Chairman of the Board of Directors, its President, its Chief Executive Officer or one of its Vice Presidents, under its corporate seal reproduced or impressed thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 2.1 and 3.1, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating,

               (1) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 2.1, that such form has been established in conformity with the provisions of this Indenture;

               (2) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 3.1, that such terms have been established in conformity with the provisions of this Indenture; and

               (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner that is not reasonably acceptable to the Trustee.

     Notwithstanding the provisions of Section 3.1 and the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 3.1 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

     Each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized officers or signatories, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.10, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

     SECTION 3.4.  Temporary Securities.

     Pending the preparation of definitive Securities of any series, the Company may execute, and upon receipt of a Company Order the Trustee shall authenticate and deliver, temporary Securities that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities of such series in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

     If temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for that purpose without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive securities of the same series, of any authorized denominations having the same Original Issue Date and Stated Maturity and having the same terms as such temporary Securities. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

     SECTION 3.5.  Global Securities.

     (a) Each Global Security issued under this Indenture shall be registered in the name of the Depositary designated by the Company for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

     (b) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary advises the Trustee in writing that such Depositary is no longer willing or able to properly discharge its responsibilities as Depositary with respect to such Global Security, and the Company is unable to locate a qualified successor, (ii) the Company executes and delivers to the Trustee a Company Order stating that the Company elects to terminate the book-entry system through the Depositary, or (iii) there shall have occurred and be continuing an Event of Default or any event which after notice or lapse of time or both would be an Event of Default.

     (c) If any Global Security is to be exchanged for other Securities or cancelled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Securities Registrar for exchange or cancellation as provided in this Article III. If any Global Security is to be exchanged for other Securities or cancelled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, then either
(i) such Global Security shall be so surrendered for exchange or cancellation as provided in this Article III or (ii) the principal amount thereof shall be reduced, subject to Section 3.6(b)(iii), or increased by an amount equal to the portion thereof to be so exchanged or cancelled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Securities Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security by the Depositary, accompanied by registration instructions, the Trustee shall, subject to Section 3.6(b) and as otherwise provided in this Article III, authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) in accordance with the instructions of the Depositary. The Trustee shall not be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions.

     (d) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article III, Section 9.6 or 11.6 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

     (e) The Depositary or its nominee, as the registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under this Indenture and the Securities, and owners of beneficial interests in a Global Security shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Security shall be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or agent. Neither the Trustee nor the Securities Registrar shall have any liability in respect of any transfers effected by the Depositary.

     (f) The rights of owners of beneficial interests in a Global Security shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such owners and the Depositary and/or its Agent Members.

     SECTION 3.6. Registration, Transfer and Exchange Generally; Certain Transfers and Exchanges.

     (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and transfers of Securities. Such register is herein sometimes referred to as the "Securities Register." The Trustee is hereby appointed "Securities Registrar"
 -------------------                                     --------------------
for the purpose of registering Securities and transfers of Securities as herein provided.

     Upon surrender for registration of transfer of any Security at the offices or agencies of the Company designated for that purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series of any authorized denominations of like tenor and principal amount and bearing such restrictive legends as may be required by this Indenture.

     At the option of the Holder, Securities may be exchanged for other Securities of the same series in any authorized denominations, of like tenor and aggregate principal amount and bearing such restrictive legends as may be required by this Indenture, upon surrender of the Securities to be exchanged at such office or agency. Whenever any securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities that the Holder making the exchange is entitled to receive.

     All Securities issued upon any transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

     Every Security presented or surrendered for transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities Registrar, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing.

     No service charge shall be made to a Holder for any transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities.

     Neither the Company nor the Trustee shall be required, pursuant to the provisions of this Section, (i) to issue, register the transfer of or exchange any Security of any series during a period beginning at the opening of business 15 days before the day of selection for redemption of Securities of that series pursuant to Article XI and ending at the close of business on the day of mailing of the notice of redemption, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except, in the case of any such Security to be redeemed in part, any portion thereof not to be redeemed.

     (b) Certain Transfers and Exchanges. Notwithstanding any other provision of this Indenture, transfers and exchanges of Securities and beneficial interests in a Global Security shall be made only in accordance with this
Section 3.6(b).

          (i) Restricted Non-Global Security to Global Security. If the Holder of a Restricted Security (other than a Global Security) wishes at any time to transfer all or any portion of such Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Global Security, such transfer may be effected only in accordance with the provisions of this clause (b)(i) and subject to the Applicable Procedures. Upon receipt by the Securities Registrar of (A) such Security as provided in Section 3.6(a) and instructions satisfactory to the Securities Registrar directing that a beneficial interest in the Global Security in a specified principal amount not greater than the principal amount of such Security be credited to a specified Agent Member's account and (B) a Restricted Securities Certificate duly executed by such Holder or such Holder's attorney duly authorized in writing, then the Securities Registrar shall cancel such Security (and issue a new Security in respect of any untransferred portion thereof) as provided in Section 3.10 and increase the aggregate principal amount of the Global Security by the specified principal amount as provided in Section 3.5(c).

          (ii) Non-Global Security to Non-Global Security. A Security that is not a Global Security may be transferred, in whole or in part, to a Person who takes delivery in the form of another Security that is not a Global Security as provided in Section 3.6(a), provided that if the Security to be transferred in whole or in part is a Restricted Security, the Securities Registrar shall have received a Restricted Securities Certificate duly executed by the transferor Holder or such Holder's attorney duly authorized in writing and the Securities Registrar shall only be required to register the transfer of such Restricted Securities Certificate upon direction from the Company that such transfer is permissible.

          (iii) Exchanges Between Global Security and Non-Global Security. A beneficial interest in a Global Security may be exchanged for a Security that is not a Global Security as provided in Section 3.5.

          (iv) Certain Initial Transfers of Non-Global Securities. In the case of Securities initially issued other than in global form, an initial transfer or exchange of such Securities that does not involve any change in beneficial ownership may be made to an institutional accredited investor or investors as if such transfer or exchange were not an initial transfer or exchange; provided that written certification shall be provided by the transferee and transferor of such Securities to the Securities Registrar that such transfer or exchange does not involve a change in beneficial ownership.

          (v) Limitations Relating to Principal Amount. Notwithstanding any other provision of this Indenture and unless otherwise specified as permitted by Section 3.1; Securities or portions thereof may be transferred or exchanged only in principal amounts of not less than $1,000.00. To the fullest extent permitted by applicable law, any transfer, exchange or other disposition of Securities in contravention of this Section 3.6(b)(v) shall be deemed to be void and of no legal effect whatsoever, any such transferee shall be deemed not to be the Holder or owner of any beneficial interest in such Securities for any purpose, including but not limited to the receipt of interest payable on such Securities, and such transferee shall be deemed to have no interest whatsoever in such Securities and, the Securities Registrar shall not record any such transfer in the Securities Registrar.

     SECTION 3.7.  Mutilated, Lost and Stolen Securities.

     If any mutilated Security is surrendered to the Trustee together with such security, or indemnity, and/or other assurance as may be required by the Company or the Trustee, in their discretion, to save each of them harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series, of like tenor and aggregate principal amount, bearing the same legends, and bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Company and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security, and
(ii) such security, indemnity and/or other assurance as may be required by them, in their discretion, to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series, of like tenor and principal amount and bearing the same legends as such destroyed, lost or stolen Security, and bearing a number not contemporaneously Outstanding.

     If any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section 3.7, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of such series duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

     SECTION 3.8. Payment of Interest and Additional Interest; Interest Rights Preserved.

     Interest and Additional Interest on any Security of any series that is payable, and is punctually paid or duly provided for, on any Interest Payment Date, shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest in respect of Securities of such series, except that, unless otherwise provided in the Securities of such series, interest payable on the Stated Maturity of the principal of a Security shall be paid to the Person to whom principal is paid. The initial payment of interest on any Security of any series that is issued between a Regular Record Date and the related Interest Payment Date shall be payable as provided in such Security or in the Board Resolution pursuant to Section 3.1 with respect to the related series of Securities.

     Any interest on any Security that is due and payable, but is not timely paid or duly provided for, on any Interest Payment Date for Securities of such series (herein called "Defaulted Interest"), shall forthwith cease to be payable
                       ------------------
to the registered Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

               (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series in respect of which interest is in default (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon, the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest, which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record

     Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class, postage prepaid, to each Holder of a Security of such series at the address of such Holder as it appears in the Securities Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in a newspaper, customarily published in the English language on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

               (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of the series in respect of which interest is in default may be listed and, upon such notice as may be required by such exchange (or by the Trustee if the Securities are not listed), if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause (2), such payment shall be deemed practicable by the Trustee.

Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue interest, that were carried by such other Security.

     SECTION 3.9.  Persons Deemed Owners.

     The Company, the Trustee and any agent of the Company or the Trustee shall treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section 3.8) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     No holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the owner of such Global Security for all purposes. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by a Depositary or impair, as between a Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary (or its nominee) as Holder of any Security.

     SECTION 3.10.  Cancellation.

     All Securities surrendered for payment, redemption, transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and Securities surrendered directly to the Trustee for any such purpose shall be promptly canceled by it. Notwithstanding any other provisions of this Indenture, the Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder that the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities shall be destroyed by the Trustee and the Trustee shall deliver to the Company a certificate of such destruction.

     SECTION 3.11.  Computation of Interest.

     Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series for any period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in any period less than a full month in any period. Interest on the Securities of each series for a full period shall be computed by multiplying the rate per annum by a fraction, the numerator of which is the number of months in such full period and the denominator of which is 12.

     SECTION 3.12.  Deferrals of Interest Payment Dates.

     If specified as contemplated by Section 2.1 or Section 3.1 with respect to the Securities of a particular series, so long as no Event of Default has occurred and is continuing, the Company shall have the right, at any time during the term of such series, from time to time to defer the payment of interest on such Securities for such period or periods (each an "Extension Period") not to
                                                     ----------------
exceed the number of consecutive quarterly, semi-annual or other periods that equal five years with respect to each Extension Period, during which Extension Periods the Company shall, if so specified as contemplated by Section 3.1, have the right to make no payments or partial payments of interest on any Interest Payment Date. No Extension Period shall end on a date other than an Interest Payment Date. At the end of any such Extension Period, the Company shall pay all interest then accrued and unpaid on the Securities (together with Additional Interest thereon, if any, at the rate specified for the Securities of such series to the extent permitted by applicable law); provided, however, that no Extension Period shall extend beyond the Stated Maturity of the principal of the Securities of such series; and provided further, however, that, during any such Extension Period, the Company shall not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's capital stock, or (ii) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company that rank pari passu in all respects with or junior in interest to the Securities of such series (other than (a) repurchases, redemptions or other acquisitions of shares of capital stock of the Company in connection with any employment contract, benefit or incentive plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stock purchase plan or in connection with the issuance of capital stock of the Company (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the applicable Extension Period, (b) as a result of an exchange or conversion of any class or series of the Company's capital stock (or any capital stock of a Subsidiary of the Company) for any class or series of the Company's capital stock or of any class or series of the Company's indebtedness for any class or series of the Company's capital stock, (c) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged,
(d) any declaration of a dividend in connection with any Rights Plan, or the issuance of rights, stock or other property under any Rights Plan, or the redemption or repurchase of rights pursuant thereto, (e) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock or (f) payments by the Company under the Guarantee). Prior to the termination of any such Extension Period, the Company may further defer the payment of interest, provided that no Event of Default has occurred and is continuing and provided further, that no Extension Period shall exceed the period or periods specified in such Securities, extend beyond the Stated Maturity of the principal of such Securities or end on a date other than an Interest Payment Date. Upon the termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due on any Interest Payment Date, the Company may elect to begin a new Extension Period, subject to the above conditions. No interest or Additional Interest shall be due and payable during an Extension Period, except at the end thereof, but each installment of interest that would otherwise have been due and payable during such Extension Period shall bear Additional Interest as and to the extent specified by Section 3.1. The Company shall give the Holders of the Securities of such series and the Trustee notice of its election to begin any such Extension Period at least one Business Day prior to the next succeeding Interest Payment Date on which interest on Securities of such series would be payable but for such deferral or, with respect to any Securities of a series issued to an Issuer Trust, so long as any such Securities are held by such Issuer Trust, at least one Business Day prior to the earlier of (i) the next succeeding date on which Distributions on the Capital Securities of such Issuer Trust would be payable but for such deferral, and (ii) the record date for determining the holders of such Capital Securities entitled to such Distributions on the Capital Securities.

     The Trustee shall promptly give notice of the Company's election to begin any such Extension Period to the Holders of the Outstanding Securities of such series.

     SECTION 3.13.  Right of Set-Off.

     With respect to the Securities of a series initially issued to an Issuer Trust, notwithstanding anything to the contrary herein, the Company shall have the right to set off any payment it is otherwise required to make in respect of any such Security to the extent the Company has theretofore made, or is concurrently on the date of such payment making, a payment under the Guarantee relating to such Security or to a holder of Capital Securities pursuant to an action undertaken under Section 5.8 of this Indenture.

     SECTION 3.14.  Agreed Tax Treatment.

     Each Security issued hereunder shall provide that the Company and, by its acceptance of a Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, such Security agree that for United States Federal, state and local tax purposes it is intended that such Security constitutes indebtedness.

     SECTION 3.15.  Shortening or Extension of Stated Maturity.

     As provided by Section 2.1 or Section 3.1 with respect to the Securities of a particular series, the Company shall have the right to (i) shorten the Stated Maturity of the principal of the Securities of such series at any time to any date and (ii) extend the Stated Maturity of the principal of the Securities of such series at any time at its election for one or more periods, provided that, if the Company elects to exercise its right to extend the Stated Maturity of the principal of the Securities of such series pursuant to clause (ii) above, at the time such election is made and at the time of extension, such conditions as may be specified in such Securities shall have been satisfied, and provided further, that no such reduction or extension of the Stated Maturity shall be or cause a Capital Treatment Event.

     SECTION 3.16.  CUSIP Numbers.

     The Company, in issuing the Securities, may use "CUSIP" numbers (if then generally in use or if a CUSIP number has been obtained for the Securities), and, if so, the Trustee shall use "CUSIP" numbers in notice of redemption and other similar or related materials as a convenience to Holders; provided that any such notice or other materials may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or other materials and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.


                                  ARTICLE IV
                          SATISFACTION AND DISCHARGE

     SECTION 4.1.  Satisfaction and Discharge of Indenture.

     This Indenture shall, upon Company Request, cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for and as otherwise provided in this
Section 4.1) and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when


          (1)  either

               (A) all Securities theretofore authenticated and delivered (other than (i) Securities that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 3.7 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
          Section 10.3) have been delivered to the Trustee for cancellation; or

               (B) all such Securities not theretofore delivered to the Trustee for cancellation

                    (i)  have become due and payable, or

                    (ii) will become due and payable at their Stated Maturity
               within one year of the date of deposit, or

                    (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

     and the Company, in the case of subclause (B)(i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount in the currency or currencies in which the Securities of such series are payable sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for the principal (and premium, if any) and interest (including Additional Interest, if any) to the date of such deposit (in the case of Securities that have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided relating to the satisfaction and discharge of this Indenture have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7, the obligations of the Trustee to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 shall survive.

Notwithstanding the foregoing, in any case where the Securities are not due and payable and have not been called for redemption, such Securities shall remain recourse obligations of the Company.

     SECTION 4.2  Application of Trust Money.

     Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by the Trustee, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest (including Additional Interest, if any) for the payment of which such money or obligations have been deposited with or received by the Trustee.


                                   ARTICLE V
                                   REMEDIES

     SECTION 5.1.  Events of Default.

     "Event of Default," wherever used herein with respect to the Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Security of that series, including any Additional Interest in respect thereof, when it becomes due and payable, and continuance of such default for a period of 30 days (subject to the deferral of any due date in the case of any Extension Period); or

          (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity, upon redemption, by declaration of acceleration or otherwise; or

          (3) failure on the part of the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company in the Securities of that series or in this Indenture for a period of 90 days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been received by the Company from (i) the Trustee by registered or certified mail or (ii) Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series; or

          (4) entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under the Bankruptcy Code, or any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, at appointing a custodian, receiver, conservator, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of substantially all of the property of the Company, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree of order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (5) (A) the commencement by the Company of a voluntary case or proceeding under the Bankruptcy Code, or any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or (B) the consent by the Company or the entry of a decree of order for relief in respect of itself in an involuntary case or proceeding under the Bankruptcy Code or any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, or (C) the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law or (D) the consent by the Company to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, conservator, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of all or substantially all of the property of the Company, or (E) the making by the Company of an assignment for the benefit of creditors; or

          (6) any other Event of Default provided with respect to Securities of that series.

     SECTION 5.2.  Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default (other than an Event of Default specified in Section 5.1(4) or 5.1(5)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then, and in every such case, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), provided that, in the case of the Securities of a series issued to an Issuer Trust, if, upon an Event of Default, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of such series fail to declare the principal of all the Outstanding Securities of such series to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount of the related series of Capital Securities issued by such Issuer Trust then outstanding shall have the right to make such declaration by a notice in writing to the Company and the Trustee; and upon any such declaration such principal amount (or specified portion thereof) of and the accrued interest (including Additional Interest, if any) on all the Securities of such series shall become immediately due and payable. If an Event of Default specified in Sections 5.1(4) or 5.1(5) with respect to Securities of any series at the time Outstanding occurs, the principal amount of all the Securities of such series (or, if the Securities of such series are Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms of that series) shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable. Payment of principal and interest (including any Additional Interest) on such Securities shall remain subordinated to the extent provided in Article XIII notwithstanding that such amount shall become immediately due and payable as herein provided.

     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences and waive the Event of Default if:

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay:

               (A) all overdue installments of interest on all Securities of such series;

               (B) any accrued Additional Interest, if any, on all Securities of such series;

               (C) the principal of (and premium, if any, on) any Securities of such series that have become due otherwise than by such declaration of acceleration and interest and Additional Interest, if any, thereon at the rate borne by the Securities; and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series that has become due solely by such acceleration, have been cured or waived as provided in Section 5.13.

     In the case of Securities of a series initially issued to an Issuer Trust, if the Holders of such Securities fail to annul such declaration and waive such default, the holders of a majority in aggregate Liquidation Amount of the related series of Capital Securities issued by such Issuer Trust then outstanding shall also have the right to rescind and annul such declaration and its consequences by written notice to the Company and the Trustee, subject to the satisfaction of the conditions set forth in the immediately preceding clauses (1) and (2) above of this section 5.2.

No such rescission or waiver shall affect or apply to any subsequent default or Event of Default or impair any right consequent thereon.

     SECTION 5.3.  Collection of Indebtedness and Suits for Enforcement by
     Trustee.

     The Company covenants that if:

          (1) default is made in the payment of any installment of interest (including Additional Interest, if any) on any Security of any series when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (and premium, if any, on) any Security at the Maturity thereof,

     the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest (including Additional Interest, if any), and, in addition thereto, all amounts owing the Trustee under Section 6.7.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Securities and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     SECTION 5.4.  Trustee May File Proofs of Claim.

     In case of any receivership, conservatorship, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial or administrative proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors,

     (a) the Trustee (irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal (and premium, if any) or interest (including Additional Interest, if any)) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest (including Additional Interest, if any) owing and unpaid in respect to the Securities and to file such other papers or documents as may be necessary or advisable and to take any and all actions as are authorized under the Trust Indenture Act in order to have the claims of the Holders, the Trustee and any predecessor to the Trustee under
     Section 6.7 allowed in any such judicial or administrative proceedings; and

          (ii) in particular, the Trustee shall be authorized to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same in accordance with Section 5.6; and

     (b) any custodian, receiver, conservator, assignee, trustee, liquidator, sequestrator, (or other similar official) in any such judicial or administrative proceeding is hereby authorized by each Holder to make such payments to the Trustee for distribution in accordance with Section 5.6, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it and any predecessor Trustee under Section 6.7.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

     SECTION 5.5.  Trustee May Enforce Claim Without Possession of Securities.

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, subject to
Article XIII and after provision for the payment of all the amounts owing the Trustee and any predecessor Trustee under Section 6.7, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

     SECTION 5.6  Application of Money Collected.

     Any money or property collected or to be applied by the Trustee with respect to a series of Securities pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money or property on account of principal (or premium, if any) or interest (including Additional Interest, if any), upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST:    To the payment of all amounts due the Trustee and any predecessor
Trustee under Section 6.7;

     SECOND:   Subject to Article XIII, to the payment of all amounts then due and unpaid upon Securities of such series for principal (and premium, if any) and interest (including Additional Interest, if any) in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such series of Securities for principal (and premium, if any) and interest (including Additional Interest, if any), respectively; and

     THIRD:    The balance, if any, to the Person or Persons entitled thereto.

     SECTION 5.7  Limitation on Suits.

     Subject to Section 5.8, no Holder of any Securities of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver, conservator, assignee, trustee, liquidator, sequestrator (or other similar official) or for any other remedy hereunder, unless:

          (1) An Event of Default with respect to Securities of any series has occurred and is continuing, and the Company has not paid or deposited with the Trustee all amounts then payable;

          (2) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (3) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (4) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (5) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (6) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series;

     it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing itself of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

     SECTION 5.8. Unconditional Right of Holders to Receive Principal, Premium and Interest; Direct Action by Holders of Capital Securities.

     Notwithstanding any other provision in this Indenture, the Holder of any Security of any series shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Sections 3.8 and 3.12) interest (including Additional Interest, if any) on such Security on the respective Stated Maturities expressed in such Security (or in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder. In the case of Securities of a series issued to an Issuer Trust, registered holders holding not less than 25% of the aggregate Liquidation Amount of the series of Capital Securities issued by such Issuer Trust shall, to the fullest extent permitted by applicable law, have the right, upon the occurrence of an Event of Default described in Sections 5.1(1) or 5.1(2) and subject to the same terms and conditions as provided in
Section 5.7 above provided the term "Holder" used therein shall be changed for purposes of this sentence to "holder of Capital Securities" to institute a suit directly against the Company for enforcement of payment to such holder of principal of (premium, if any) and (subject to Sections 3.8 and 3.12) interest (including Additional Interest, if any) on the Securities having a principal amount equal to the aggregate Liquidation Amount of such Capital Securities held by such holder.

     SECTION 5.9.  Restoration of Rights and Remedies.

     If the Trustee, any Holder or any holder of Capital Securities issued by any Issuer Trust has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee, such Holder or such holder of Capital Securities, then, and in every such case, the Company, the Trustee, such Holders and such holder of Capital Securities shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee, such Holder and such holder of Capital Securities shall continue as though no such proceeding had been instituted.

     SECTION 5.10.  Rights and Remedies Cumulative.

     Except as otherwise provided in the last paragraph of Section 3.7, no right or remedy herein conferred upon or reserved to the Trustee or the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 5.11.  Delay or Omission Not Waiver.

     No delay or omission of the Trustee, any Holder of any Security with respect to the Securities of the related series or any holder of any Capital Security to exercise any right or remedy accruing upon any Event of Default with respect to the Securities of the related series shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.

     Every right and remedy given by this Article, or by law to the Trustee or to the Holders and the right and remedy given to the holders of Capital Securities by Section 5.8 may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, the Holders or the holders of Capital Securities, as the case may be.

     SECTION 5.12.  Control by Holders.

     The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that:

          (1) such direction shall not be in conflict with any rule of law or with this Indenture;

          (2) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction; and

          (3) subject to the provisions of Section 6.1, the Trustee shall have the right to decline to follow such direction if a Responsible Officer or Officers of the Trustee shall, in good faith, determine that the proceeding so directed would be unjustly prejudicial to the Holders not joining in any such direction or would involve the Trustee in personal liability.

     SECTION 5.13.  Waiver of Past Defaults.

     The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series affected thereby and, in the case of any Securities of a series initially issued to an Issuer Trust, the holders of a majority in aggregate Liquidation Amount of the Capital Securities issued by such Issuer Trust may waive any past default hereunder and its consequences with respect to such series, except a default:

          (1) in the payment of the principal of (and premium, if any) or interest (including Additional Interest, if any) on any Security of such series (unless such default has been cured and the Company has paid to or deposited with the Trustee a sum sufficient to pay all matured installments of interest (including Additional Interest, if any) and all principal of (and premium, if any, on) all Securities of that series due otherwise than by acceleration); or

          (2) in respect of a covenant or provision hereof that under Article IX cannot be modified or amended without the consent of each Holder of any Outstanding Security of such series affected.

     Any such waiver shall be deemed to be on behalf of the Holders of all the Securities of such series, or in the case of any Securities of a series initially issued to an Issuer Trust, shall be deemed to be a waiver by holders of Capital Securities issued by such Issuer Trust, by all holders of Capital Securities issued by such Issuer Trust.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

     SECTION 5.14.  Undertaking for Costs.

     All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may, in its discretion, assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant, but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (and premium, if any) or interest (including Additional Interest, if any) on any Security on or after the respective Stated Maturities expressed in such Security, or in the case of any redemption, on or after the Redemption Date for the enforcement of the payment of the Redemption Price or the right to exchange such Securities for Capital Securities, as provided herein or in the related Trust Agreement.

     SECTION 5.15.  Waiver of Usury, Stay or Extension Laws.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE VI
                                  THE TRUSTEE

     SECTION 6.1.  Certain Duties and Responsibilities.

     (a) Except during the continuance of an Event of Default,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture, but in the case of any such certificates or opinions that by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct except that

          (1) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of Holders pursuant to Section 5.12 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of a series.

     (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     SECTION 6.2.  Notice of Defaults.

     Within 90 days after actual knowledge by a Responsible Officer of the Trustee of the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Securities Register, notice of such default, unless such default shall have been cured or waived; provided, however, except in the case of a default in the payment of the principal of (and premium, if any) or interest (including Additional Interest, if any) on any Security of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of Securities of such series; and provided further, in the case of any default of the character specified in Section 5.1(3), no such notice to Holders of Securities of such series shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event that is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

     SECTION 6.3.  Certain Rights of Trustee.

     Subject to the provisions of Section 6.1:

     (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, Security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

     (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

     (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, indenture, Security or other paper or document, but the Trustee in its discretion may make such inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

     SECTION 6.4.  Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities of any series or of the Capital Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of the Securities or the proceeds thereof.

     SECTION 6.5.  May Hold Securities.

     The Trustee, any Authenticating Agent, any Paying Agent, any Securities Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections
6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Securities Registrar or such other agent.

     SECTION 6.6.  Money Held in Trust.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

     SECTION 6.7.  Compensation and Reimbursement.

     (a) The Company agrees to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder in such amounts as the Company and the Trustee shall agree from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust).

     (b) The Company agrees to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith.

     (c) Since the Issuer Trust is being formed solely to facilitate an investment in the Trust Securities, the Company, as Depositor of the Issuer Trust under the Trust Agreement, hereby covenants to pay all debts and obligations (other than with respect to the Capital Securities and the Common Securities) and all reasonable costs and expenses of the Issuer Trust (including without limitation all reasonable costs and expenses relating to the organization of the Issuer Trust, the fees and expenses of the trustees and all costs and expenses relating to the operation of the Issuer Trust) and to pay any and all taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed on the Issuer Trust by the United States, or any taxing authority, so that the net amounts received and retained by the Issuer Trust and the Property Trustee after paying such expenses will be equal to the amounts the Issuer Trust and the Property Trustee would have received had no such costs or expenses been incurred by or imposed on the Issuer Trust. The foregoing obligations of the Company are for the benefit of, and shall be enforceable by, any person to whom any such debts, obligations, costs, expenses and taxes are owed (each, a "Creditor"), whether or not such Creditor has
                             --------
received notice thereof. Any such Creditor may enforce such obligations directly against the Company, and the Company irrevocably waives any right or remedy to require that any such Creditor take any action against the Issuer Trust or any other person before proceeding against the Company. The Company shall execute such additional agreements as may be necessary or desirable to give full effect to the foregoing.

     (d) The Company shall indemnify the Trustee for, and hold it harmless against, any loss, liability or expense (including the reasonable compensation and the expenses and disbursements of its agents and counsel) incurred without negligence or bad faith, arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. This indemnification shall survive the termination of this Indenture or the resignation or removal of the Trustee.

     When the Trustee incurs expenses or renders services after an Event of Default specified in Section 5.1(4) or 5.1(5) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under the Bankruptcy Code.

     SECTION 6.8.  Disqualification; Conflicting Interests.

     The Trustee for the Securities of any series issued hereunder shall be subject to the provisions of Section 310(b) of the Trust Indenture Act. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of said Section 310(b). To the extent permitted by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest with respect to Securities of any series by virtue of being a trustee under this Indenture with respect to any other series hereunder. The Trust Agreement and the Guarantee Agreement shall be deemed to be specifically described in this Indenture for purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

     SECTION 6.9.  Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder which shall be:

     (a) an entity organized and doing business under the laws of the United States of America or of any state or territory thereof or of the District of Columbia, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by Federal, state, territorial or District of Columbia authority; or

     (b) an entity or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees;

in either case having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or state authority. If such entity publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such entity shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. Neither the Company nor any Person directly or indirectly controlling, controlled by or under common control with the Company shall serve as Trustee for the Securities of any series issued hereunder.

     SECTION 6.10.  Resignation and Removal; Appointment of Successor.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

     (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

     (d) If at any time:

          (1) the Trustee shall fail to comply with Section 6.8 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months; or

          (2) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder; or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver, conservator, liquidator or similar official of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, receivership, conservation, winding up or liquidation;

then, in any such case, (i) the Company, acting pursuant to the authority of a Board Resolution, may remove the Trustee with respect to the Securities of all series issued hereunder, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to the Securities of all series issued hereunder and the appointment of a successor Trustee or Trustees.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee with respect to the Securities of that or those series. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities of such series and supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, subject to
Section 5.14, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities of such series as their names and addresses appear in the Securities Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

     SECTION 6.11.  Acceptance of Appointment by Successor.

     (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

     (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees or co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each removal of the retiring Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

     (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all rights, powers and trusts referred to in paragraphs (a) or (b) of this Section 6.11, as the case may be.

     (d) No successor Trustee shall accept its appointment unless, at the time of such acceptance, such successor Trustee shall be qualified and eligible under this Article VI.

     SECTION 6.12.  Merger, Conversion, Consolidation or Succession to Business.

     Any entity into which the Trustee may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any entity succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such entity shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated, and in case any Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor Trustee or in the name of such successor Trustee, and in all cases the certificate of authentication shall have the full force which it is provided anywhere in the Securities or in this Indenture that the certificate of the Trustee shall have.

     SECTION 6.13.  Preferential Collection of Claims Against Company.

     If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

     SECTION 6.14.  Appointment of Authenticating Agent.

     The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities, which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.6, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be an entity organized and doing business under the laws of the United States of America, or of any state or territory thereof or of the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000.00 and subject to supervision or examination by Federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any entity into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any entity succeeding to all or substantially all of the corporate trust business of an Authenticating Agent shall be the successor Authenticating Agent hereunder, provided such entity shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent, which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 1.6 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provision of this Section.

     The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payment, subject to the provisions of Section 6.7.

     If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

     This is one of the Securities referred to in the within mentioned
     Indenture.


Dated:                             WILMINGTON TRUST COMPANY,
      --------------------------   as Trustee

                                   By:
                                        ---------------------------------------
                                        As Authenticating Agent for the Trustee



                                   By:
                                        ---------------------------------------
                                        Name of Authorized Officer:
                                        Title:

                                  ARTICLE VII
                      HOLDER LISTS AND REPORTS BY TRUSTEE,
                            PAYING AGENT AND COMPANY

     SECTION 7.1.  Company to Furnish Trustee Names and Addresses of Holders.

     The Company will furnish or cause to be furnished to the Trustee with respect to Securities of each series for which it acts as Trustee hereunder:

     (a) quarterly, not more than 15 days after the each regular record date for each Interest Payment Date in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of each such record date; and

     (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, no such list need be furnished, if and so long as the Trustee is the Securities Registrar.

     SECTION 7.2.   Preservation of Information; Communications to Holders.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Securities Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.1 upon receipt of a new list so furnished.

     (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided in the Trust Indenture Act.

     (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act.

     SECTION 7.3.  Reports by Trustee and Paying Agent.

     (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act, at the times and in the manner provided pursuant thereto.

     (b) Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than January 31 in each calendar year, commencing with the first January 31 after the first issuance of Securities under this Indenture.

     (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each securities exchange, if any, upon which any Securities are listed, and also with the Commission, if and to the extent then required by the Commission's rules and regulations. The Company will notify the Trustee when any Securities are listed on any securities exchange.

     (d) The Paying Agent shall comply with all withholding, backup withholding, tax and information reporting requirements under the Internal Revenue Code of 1986, as amended, and the Treasury Regulations issued thereunder with respect to payments on, or with respect to, the Securities.

     SECTION 7.4.  Reports by Company.

     The Company shall file or cause to be filed with the Trustee and with the Commission, if and to the extent then required by the Commission's rules and regulations, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided in the Trust Indenture Act, if this Indenture is then qualified under and subject to the Trust IndentureAct. In the case of information, documents or reports required to be filed with the Commission pursuant to Section 13(a) or Section 15(d) of the Exchange Act, the Company shall file or cause the filing of such information documents or reports with the Trustee within 15 days after the same are required to be filed with the Commission.


                                  ARTICLE VIII
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

     SECTION 8.1.  Company May Consolidate, Etc., Only on Certain Terms.

     The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

          (1) If the Person resulting from such consolidation or merger or the Person to which the Company conveys, transfers or leases its properties and assets substantially as an entirety shall be an entity organized and existing under the laws of the United States of America or any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any), interest (including Additional Interest, if any) and Additional Sums, if any, on all the Securities of every series and the performance of every covenant of this Indenture on the part of the Company to be performed or observed; provided, however, nothing herein shall be deemed to restrict or prohibit, and no supplemental indenture shall be required in the case of, the merger of a Principal Subsidiary with and into a Principal Subsidiary or the Company, the consolidation of Principal Subsidiaries into a Principal Subsidiary or the Company, or the sale or other disposition of all or substantially all of the assets of any Principal Subsidiary to another Principal Subsidiary or the Company, if, in any such case in which the surviving, resulting or acquiring entity is not the Company, the Company would own, directly or indirectly, at least 80% of the voting securities of the Principal Subsidiary (and in the case of any other Principal Subsidiary, any voting securities of which are owned, directly or indirectly, by such Principal Subsidiary) surviving such merger, resulting from such consolidation or acquiring such assets;

          (2) immediately after giving effect to such transaction, no Event of Default, and no event that, after notice or lapse of time, or both, would constitute an Event of Default, shall have occurred and be continuing; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and any such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with and met. The Trustee, subject to Section 6.1, may rely upon such Officers' Certificates and Opinions of Counsel as conclusive evidence that such transaction complies with this Section 8.1.

     SECTION 8.2.  Successor Company Substituted.

     Upon any consolidation or merger by the Company with or into any other Person, or any conveyance, transfer or lease by the Company of its properties and assets substantially as an entirety to any Person in accordance with Section 8.1, the successor entity formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; and in the event of any conveyance, transfer or lease of the Company's properties and assets substantially as an entirety and not as part of a merger or consolidation, the Company shall be discharged from all obligations and covenants under the Indenture and the Securities.

     Such successor Person may cause to be executed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder that theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor Person instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities that previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication pursuant to such provisions and any Securities that such successor Person thereafter shall cause to be executed and delivered to the Trustee on its behalf for the purpose pursuant to such provisions. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture.

     In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form may be made in the Securities thereafter to be issued as may be appropriate.


                                   ARTICLE IX
                            SUPPLEMENTAL INDENTURES

     SECTION 9.1.  Supplemental Indentures Without Consent of Holders.

     Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may amend or waive any provision of this Indenture or may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities contained; or

          (2) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee, or to surrender any right or power herein conferred upon the Company; or

          (3) to establish the form or terms of Securities of any series as permitted by Sections 2.1 or 3.1; or

          (4) to facilitate the issuance of Securities of any series in certificated or other definitive form; or

          (5) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of the series specified), or to surrender any right or power herein conferred upon the Company; or

          (6) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Defaults are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of the series specified); or

          (7) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall (a) become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture that is entitled to the benefit of such provision or (b) not apply to any Outstanding Securities; or

          (8) to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein or in any Trust Agreement establishing an Issuer Trust to which Securities have been or are to be issued, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (8) shall not adversely affect the
     (i) interests of the Holders of Securities of any series in any material respect or, (ii) in the case of the Securities of a series issued to an Issuer Trust and for so long as any of the corresponding series of Capital Securities issued by such Issuer Trust shall remain outstanding, the interests of holders of such Capital Securities; or

          (9) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

          (10) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act.

     SECTION 9.2.  Supplemental Indentures with Consent of Holders.

     With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security of each series affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of interest (including any Additional Interest) on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of principal of a Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, change any obligation of the Company to pay Additional Sums pursuant to Section 10.6 hereof (except as contemplated by Section 8.1 and permitted by Section 9.1(1)), or change the place of payment where, or the coin or currency in which, any Security or interest thereon or any other sum is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

          (2) reduce the percentage in aggregate principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3) modify any of the provisions of this Section, Section 5.13 or
     Section 10.5, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby;

     provided, further, that, in the case of the Securities of a series issued to an Issuer Trust, so long as any of the corresponding series of Capital Securities issued by such Issuer Trust remains outstanding, (i) no such amendment shall be made that adversely affects the holders of such Capital Securities in any material respect, and no termination of this Indenture shall occur, and no waiver of any Event of Default or compliance with any covenant under this Indenture shall be effective, without the prior consent of the holders of at least a majority of the aggregate Liquidation Amount of such Capital Securities then outstanding, unless and until the principal of (and premium, if any, on) the Securities of such series and all accrued and (subject to Section 3.8) unpaid interest (including Additional Interest, if any) thereon have been paid in full, and (ii) no amendment shall be made to Section 5.8 of this Indenture that would impair the rights of the holders of Capital Securities issued by an Issuer Trust provided therein without the prior consent of the holders of each such Capital Security then outstanding unless and until the principal of (and premium, if any, on) the Securities of such series and all accrued and (subject to
     Section 3.8) unpaid interest (including Additional Interest, if any) thereon have been paid in full.

     A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Securities or any corresponding series of Capital Securities of an Issuer Trust that holds the Securities of any series, or that modifies the rights of the Holders of Securities of such series or the holders of such Capital Securities of such corresponding series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or the holders of Capital Securities of any other such corresponding series.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     SECTION 9.3.  Execution of Supplemental Indentures.

     In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, and that all conditions precedent herein provided for relating to such action have been complied with. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     SECTION 9.4.  Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     SECTION 9.5.  Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

     SECTION 9.6.  Reference in Securities to Supplemental Indentures.

     Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Company, bear a notation in form approved by the Company as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


                                   ARTICLE X
                                   COVENANTS

     SECTION 10.1.  Payment of Principal, Premium and Interest.

     The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest (including Additional Interest, if any) on the Securities of that series in accordance with the terms of such Securities and this Indenture.

     SECTION 10.2.  Maintenance of Office or Agency.

     The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company initially appoints the Trustee, acting through its Corporate Trust Office, as its agent for said purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation and any change in the location of any such office or agency.

     SECTION 10.3.  Money for Security Payments to be Held in Trust.

     If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest (including Additional Interest, if any) on any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest (including Additional Interest) so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its failure so to act.

     Whenever the Company shall have one or more Paying Agents, it will, prior to 10:00 A.M. Eastern Time, on each due date of the principal of (or premium, if any) or interest, including Additional Interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest, including Additional Interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal (and premium, if any) or interest, including Additional Interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its failure so to act.

     The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

     (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest (including Additional Interest) on the Securities of a series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

     (2) give the Trustee notice of any default by the Company (or any other obligor upon such Securities) in the making of any payment of principal (and premium, if any) or interest (or Additional Interest) in respect of any Security of any series;

     (3) at any time during the continuance of any default with respect to a series of Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent with respect to such series; and

     (4) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent.

     The Company may, at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company in trust for the payment of the principal of (and premium, if any), and/or interest (including Additional Interest) on, any Security and remaining unclaimed for two years after such principal (and premium, if any), and/or interest (including Additional Interest) has become due and payable shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be paid on Company Request to the Company, or (if then held by the Company) shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, the Trustee or such Paying Agent, before being required to make any such repayment, may, at the expense of the Company, cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, the City of New York and in each Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

     SECTION 10.4.  Statement as to Compliance.

     The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate covering the preceding calendar year, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance, observance or fulfillment of or compliance with any of the terms, provisions, covenants and conditions of this Indenture, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. For the purpose of this Section 10.4, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

     SECTION 10.5.  Waiver of Certain Covenants.

     Subject to the rights of holders of Capital Securities specified in Section 9.2, if any, the Company may omit in any particular instance to comply with any covenant or condition provided pursuant to Section 3.1 with respect to the Securities of any series, if before or after the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company in respect of any such covenant or condition shall remain in full force and effect.

     SECTION 10.6.  Additional Sums.

     In the case of the Securities of a series initially issued to an Issuer Trust, so long as no Event of Default has occurred and is continuing and except as otherwise specified as contemplated by Section 2.1 or Section 3.1, if (i) an Issuer Trust is the Holder of all of the Outstanding Securities of such series, and (ii) a Tax Event has occurred and is continuing in respect of such Issuer Trust, the Company shall pay to such Issuer Trust (and its permitted successors or assigns under the related Trust Agreement) for so long as such Issuer Trust (or its permitted successors or assigns) is the registered holder of the Outstanding Securities of such series, such additional sums as may be necessary in order that the amount of Distributions (including any Additional Amounts (as defined in such Trust Agreement)) then due and payable by such Issuer Trust on its Capital Securities and Common Securities that at any time remain outstanding in accordance with the terms thereof shall not be reduced as a result of such Additional Taxes (the "Additional Sums"). Whenever in this Indenture or the
                       ---------------
Securities there is a reference in any context to the payment of principal of or interest on the Securities, such mention shall be deemed to include mention of the payments of the Additional Sums provided for in this paragraph to the extent that, in such context, Additional Sums are, were or would be payable in respect thereof pursuant to the provisions of this paragraph and express mention of the payment of Additional Sums (if applicable) in any provisions hereof shall not be construed as excluding Additional Sums in those provisions hereof where such express mention is not made; provided, however, that the deferral of the payment of interest pursuant to Section 3.12 on the Securities shall not defer the payment of any Additional Sums that may be due and payable.

     SECTION 10.7.  Additional Covenants.

     The Company covenants and agrees with each Holder of Securities of each series that it shall not (x) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any shares of the Company's capital stock, or (y) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company that rank pari passu in all respects with or junior in interest to the Securities of such series (other than (a) repurchases, redemptions or other acquisitions of shares of capital stock of the Company in connection with any employment contract, benefit, or incentive plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stock purchase plan or in connection with the issuance of capital stock of the Company (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the applicable Extension Period or other event referred to below, (b) as a result of an exchange or conversion of any class or series of the Company's capital stock (or any capital stock of a Subsidiary of the Company) for any class or series of the Company's capital stock or of any class or series of the Company's indebtedness for any class or series of the Company's capital stock, (c) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (d) any declaration of a dividend in connection with any Rights Plan, or the issuance of rights, stock or other property under any Rights Plan, or the redemption or repurchase of rights pursuant thereto, or (e) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock), if at such time (i) there shall have occurred any event (A) of which the Company has actual knowledge that with the giving of notice or the lapse of time, or both, would constitute an Event of Default under Sections 5.1(1), (2), (4) or (5) with respect to the Securities of such series, and (B) which the Company shall not have taken reasonable steps to cure, (ii) if the Securities of such series are held by an Issuer Trust, the Company shall be in default with respect to its payment of any obligations under the Guarantee relating to the Capital Securities issued by such Issuer Trust, or (iii) the Company shall have given notice of its election to begin an Extension Period with respect to the Securities of such series as provided herein and shall not have rescinded such notice, or such Extension Period or any extension thereof shall be continuing.

     The Company also covenants with each Holder of Securities of a series issued to an Issuer Trust (i) to hold, directly or indirectly, 100% of the Common Securities of such Issuer Trust, provided that any permitted successor of the Company as provided under Section 8.2 may succeed to the Company's ownership of such Common Securities, (ii) as holder of such Common Securities, not to voluntarily terminate, wind up or liquidate such Issuer Trust, other than (a) in connection with a distribution of the Securities of such series to the holders of the related Capital Securities in liquidation of such Issuer Trust, or (b) in connection with certain mergers, consolidations or amalgamations permitted by the related Trust Agreement, and (iii) to use its reasonable efforts, consistent with the terms and provisions of such Trust Agreement, to cause such Issuer Trust to continue to be taxable as a grantor trust for United States Federal income tax purposes.

     SECTION 10.8.  Furnishing Annual Information.

     On or before December 15 of each year during which any Securities are outstanding, the Company shall furnish to each Paying Agent such information as may be reasonably requested by each Paying Agent in order that each Paying Agent may prepare the information which it is required to report for such year on Internal Revenue Service Forms 1096 and 1099 pursuant to Section 6049 of the Internal Revenue Code of 1986, as amended. Such information shall include the amount of any original issue discount includable in income for each authorized minimum denomination of principal amount at Stated Maturity of outstanding Securities during such year.


                                   ARTICLE XI
                            REDEMPTION OF SECURITIES

     SECTION 11.1.  Applicability of This Article.

     Redemption of Securities of any series as permitted or required by the terms of any form of Security issued pursuant to this Indenture shall be made in accordance with the terms of such form of Security and this Article; provided, however, if any provision of any such form of Security shall conflict with any provision of this Article, the provision of such form of Security shall govern. Any redemption of any Security prior to its Stated Maturity shall also be subject to prior notice, and approval of (or notice of intent not to disapprove) the redemption, if then required by the capital adequacy rules or otherwise by the Federal Reserve applicable to the Company at that time.

     SECTION 11.2.  Election to Redeem; Notice to Trustee.

     The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company, the Company shall, not less than 30 nor more than 60 days prior to the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee and, in the case of Securities of a series held by an Issuer Trust, the Property Trustee under the related Trust Agreement, of such date and of the principal amount of Securities of the applicable series to be redeemed and provide the additional information required to be included in the notice or notices contemplated by Section 11.4; provided that, in the case of any series of Securities initially issued to an Issuer Trust, for so long as such Securities are held by such Issuer Trust, such notice shall be given not less than 45 nor more than 75 days prior to such Redemption Date (unless a shorter notice shall be satisfactory to the Property Trustee under the related Trust Agreement). In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate and an Opinion of Counsel evidencing compliance with such restriction.

     SECTION 11.3.  Selection of Securities to be Redeemed.

     If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

     The Trustee shall promptly notify the Company in writing of the Securities selected for partial redemption and the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security that has been or is to be redeemed.

     SECTION 11.4.  Notice of Redemption.

     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not later than 30 days, and not earlier than 60 days, prior to the Redemption Date, to each Holder of Securities to be redeemed, at the address of such Holder as it appears in the Securities Register.

     With respect to Securities of such series to be redeemed, each notice of redemption shall state:

     (a)  the Redemption Date;

     (b) the Redemption Price or, if the Redemption Price cannot be calculated prior to the time the notice is required to be sent, the estimate of the Redemption Price provided pursuant to the Indenture together with a statement that it is an estimate and that the actual Redemption Price will be calculated on the third Business Day prior to the Redemption Date (if such an estimate of the Redemption Price is given, a subsequent notice shall be given as set forth above setting forth the Redemption Price promptly following the calculation thereof);

     (c) if less than all Outstanding Securities of such particular series are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the particular Securities to be redeemed;

     (d) that, on the Redemption Date, the Redemption Price will become due and payable upon each such Security or portion thereof, and that interest thereon (including Additional Interest, if any), if any, shall cease to accrue on and after said date;

     (e) the Place or Places of Payment where such Securities are to be surrendered for payment of the Redemption Price;

     (f) such other provisions as may be required in respect of the terms of a particular series of Securities;

     (g) that the redemption is for a sinking fund, if such is the case; and

     (h)  The CUSIP number, if any.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable. The notice, if mailed in the manner provided above, shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, a failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

     SECTION 11.5.  Deposit of Redemption Price.

     Prior to 10:00 A.M. Eastern Time, on the Redemption Date specified in the notice of redemption given as provided in Section 11.4, the Company will deposit with the Trustee or with one or more Paying Agents (or if the Company is acting as its own Paying Agent, the Company will segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and any accrued interest (including Additional Interest) on, all the Securities (or portions thereof) that are to be redeemed on that date.

     SECTION 11.6.  Payment of Securities Called for Redemption.

     If any notice of redemption has been given as provided in Section 11.4, the Securities or portion of Securities with respect to which such notice has been given shall become due and payable on the date and at each Place of Payment stated in such notice at the applicable Redemption Price, together with accrued interest (including Additional Interest, if any) to the Redemption Date. On presentation and surrender of such Securities duly endorsed or accompanied by written instruments of transfer executed by the Holder or its duly authorized attorney, in form satisfactory to the Company, the Trustee and the Securities Registrar, at a Place of Payment in said notice specified, the said Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable Redemption Price, together with accrued interest (including Additional Interest, if any) to the Redemption Date; provided, however, unless otherwise specified as contemplated by Section 3.1, installments of interest (including Additional Interest) whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant record dates according to their terms and the provisions of Section 3.8.

     Upon presentation of any Security redeemed in part only, duly endorsed or accompanied by written instrument of transfer executed by the Holder or its duly authorized attorney, in form satisfactory to the Company, the Trustee and the Securities Registrar, the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of the same series, of authorized denominations, in an aggregate principal amount equal to the unredeemed portion of the Security so presented and having the same Original Issue Date, Stated Maturity and terms.

     Unless the Company fails to deposit or pay the Redemption Price, together with accrued interest (including Additional Interest, if any), upon the Redemption Date the Securities to be redeemed shall no longer be Outstanding and no interest (including Additional Interest, if any) shall accrue thereon, and upon receipt of any certification representing the redeemed Securities shall be cancelled as provided in Section 3.10. If any Security called for redemption shall not be so paid under surrender thereof for redemption, the principal of and premium, if any, on such Security shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

     SECTION 11.7. Right of Redemption of Securities Initially Issued to an Issuer Trust.

     In the case of the Securities of a series initially issued to an Issuer Trust, except as otherwise specified by Section 3.1, the Company, at its option, may redeem such Securities (i) on or after the date specified in such Security, in whole at any time or in part from time to time, or (ii) upon the occurrence and during the continuation of a Tax Event, an Investment Company Event or a Capital Treatment Event, at any time within 90 days following the occurrence and during the continuation of such Tax Event, Investment Company Event or Capital Treatment Event, in whole (but not in part), in each case at a Redemption Price specified in such Security, together with accrued interest (including Additional Interest, if any) to the Redemption Date.

     If less than all the Securities of any such series are to be redeemed, the aggregate principal amount of such Securities remaining Outstanding after giving effect to such redemption shall be sufficient to satisfy any provisions of the Trust Agreement related to the Issuer Trust to which such Securities were issued, including any requirement in such Trust Agreement as to the minimum Liquidation Amount (as defined in such Trust Agreement), if any, of Capital Securities that may be held by a holder under such Trust Agreement.


                                  ARTICLE XII
                                 SINKING FUNDS

     Except as may be provided in any supplemental or amended indenture, no sinking fund shall be established or maintained for the retirement of Securities of any series.

                                 ARTICLE XIII
                          SUBORDINATION OF SECURITIES

     SECTION 13.1.  Securities Subordinate to Senior Indebtedness.

     The Company covenants and agrees, and each Holder of a Security, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the payment of the principal of (and premium, if any) and interest (including Additional Interest, if any) on each and all of the Securities of each and every series are hereby expressly made subordinate and junior to and subject in right of payment to the prior payment in full of all Senior Indebtedness, and the Securities of each and every series issued initially to an Issuer Trust shall be pari passu with all other Securities issued initially hereunder to Issuer Trusts.

     SECTION 13.2. No Payment When Senior Indebtedness in Default; Payment Over of Proceeds Upon Dissolution, Etc.

     If the Company shall default in the payment of any principal of (or premium, if any) or interest on any Senior Indebtedness when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise, then, upon written notice of such default to the Company by the holders of Senior Indebtedness or any trustee therefor, unless and until such default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made or agreed to be made on account of the principal of (or premium, if any) or interest (including Additional Interest, if any) on any of the Securities, or in respect of any redemption, repayment, retirement, purchase or other acquisition of any of the Securities.

     In the event of (i) any insolvency, bankruptcy, receivership, conservatorship, liquidation, reorganization, readjustment, composition or other similar proceeding relating to the Company, its creditors or its property, (ii) any proceeding for the liquidation, dissolution or other winding-up of the Company, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings, (iii) any assignment by the Company for the benefit of creditors or (iv) any other marshalling of the assets of the Company (each such event, if any, herein sometimes referred to as a "Proceeding"), all Senior
                                                  ----------
Indebtedness (including any interest thereon accruing after the commencement of any such proceedings) shall first be paid in full before any payment or distribution, whether in cash, securities or other property, shall be made to any Holder of any of the Securities on account thereof. Any payment or distribution, whether in cash, securities or other property (other than securities of the Company or any other entity provided for by a plan of reorganization or readjustment, the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), which would otherwise (but for these subordination provisions) be payable or deliverable in respect of the Securities of any series shall be paid or delivered directly to the holders of Senior Indebtedness in accordance with the priorities then existing among such holders until all Senior Indebtedness (including any interest thereon accruing after the commencement of any Proceeding) shall have been paid in full.

     In the event of any Proceeding, after payment in full of all sums owing with respect to Senior Indebtedness, the Holders of the Securities, together with the holders of any obligations of the Company ranking on a parity with the Securities, shall be entitled to be paid from the remaining assets of the Company the amounts at the time due and owing on account of unpaid principal of (and premium, if any) and interest (including Additional Interest, if any) on the Securities and such other obligations before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Company ranking junior to the Securities and such other obligations.

     If, notwithstanding the foregoing, any payment or distribution of any character or any security, whether in cash, securities or other property (other than securities of the Company or any other entity provided for by a plan of reorganization or readjustment, the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any plan of reorganization or readjustment), shall be received by the Trustee or any Holder in contravention of any of the terms hereof and before all Senior Indebtedness shall have been paid in full, such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Indebtedness at the time outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all such Senior Indebtedness in full. In the event of the failure of the Trustee or any Holder to endorse or assign any such payment, distribution or security, each holder of Senior Indebtedness is hereby irrevocably authorized to endorse or assign the same.

     No present or future holder of any Senior Indebtedness shall be prejudiced in the right to enforce subordination of the indebtedness evidenced by the Securities by any act or failure to act on the part of the Company. Nothing contained herein shall impair, as between the Company and the Holders of Securities of each series, the obligation of the Company to pay to such Holders the principal of (and premium, if any) and interest (including Additional Interest) on such Securities or prevent the Trustee or the Holder (or to the extent expressly provided herein, the holder of any Capital Securities) from exercising all rights, powers and remedies otherwise permitted by applicable law or hereunder upon a default or Event of Default hereunder, all subject to the rights of the holders of the Senior Indebtedness to receive cash, securities or other property otherwise payable or deliverable to the Holders.

     Senior Indebtedness shall not be deemed to have been paid in full unless the holders thereof shall have received cash, securities or other property equal to the amount of such Senior Indebtedness then outstanding.

     The Trustee and the Holders shall take such action (including, without limitation, the delivery of this Indenture to an agent for the holders of Senior Indebtedness or consent to the filing of a financing statement with respect hereto) as may, in the opinion of counsel designated by the holders of a majority in principal amount of the Senior Indebtedness at the time outstanding, be necessary or appropriate to assure the effectiveness of the subordination effected by these provisions.

     The provisions of this Section 13.2 shall not impair any rights, interests, remedies or powers of any secured creditor of the Company in respect of any security interest the creation of which is not prohibited by the provisions of this Indenture.

     The securing of any obligations of the Company, otherwise ranking on a parity with the Securities or ranking junior to the Securities shall not be deemed to prevent such obligations from constituting, respectively, obligations ranking on a parity with the Securities or ranking junior to the Securities.

     SECTION 13.3.  Payment Permitted If No Default.

     Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time, except during the pendency of the conditions described in the first paragraph of Section 13.2 or of any Proceeding referred to in Section 13.2, from making payments at any time of principal of (and premium, if any) or interest (including Additional Interest) on the Securities, or (b) the application by the Trustee of any monies deposited with it hereunder to the payment of or on account of the principal of (and premium, if any) or interest (including any Additional Interest) on the Securities or the retention of such payment by the Holders, if, at the time of such application by the Trustee, the Trustee did not have knowledge that such payment would have been prohibited by the provisions of this Article.

     SECTION 13.4.  Subrogation to Rights of Holders of Senior Indebtedness;
     etc.

     Upon and following the payment in full of all amounts due or to become due on all Senior Indebtedness, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, the Holders of the Securities shall be subrogated to all rights of the holders of such Senior Indebtedness (equally and ratably with the holders of all indebtedness of the Company that by its express terms is subordinated to Senior Indebtedness of the Company to substantially the same extent as the Securities are subordinated to the Senior Indebtedness and is entitled to like rights of subrogation by reason of any payments or distributions made to holders of such Senior Indebtedness) to receive any further payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium if any) and interest (including Additional Interest) on the Securities shall be paid in full. Subject to the payment in full of all Senior Indebtedness, the Holders of Securities of each series, shall be subrogated to all rights of any holders of Senior Indebtedness to receive any further payments or distributions applicable to the Senior Indebtedness until the indebtedness evidenced by the Securities of such series, if any, shall have been paid in full. Any such payments or distributions received by such Holders, by reason of such subrogation, of cash, securities or other property which otherwise would be paid or distributed to the holders of Senior Indebtedness shall, as between the Company and its creditors other than the holders of Senior Indebtedness, on the one hand, and such

Holders, on the other hand, be deemed to be a payment by the Company on account of Senior Indebtedness, and not on account of the Securities of such series. No payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

     SECTION 13.5.  Provisions Solely to Define Relative Rights.

     The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall: (a) impair, as between the Company and the Holders of the Securities, the obligations of the Company, which are absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest (including any Additional Interest) on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than their rights in relation to the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security (or to the extent expressly provided herein, the holder of any Capital Security) from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, including filing and voting claims in any Proceeding, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

     SECTION 13.6.  Trustee to Effectuate Subordination.

     Each Holder of a Security by his or her acceptance thereof authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination provided in this Article and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

     SECTION 13.7.  No Waiver of Subordination Provisions.

     No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or be otherwise charged with.

     Without in any way limiting the generality of the immediately preceding paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities of any series, without incurring responsibility to such Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of such Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding, (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness, (iii) release any Person liable in any manner for the collection of Senior Indebtedness, and (iv) exercise or refrain from exercising any rights against the Company and any other Person; and Senior Indebtedness shall continue to be Senior Indebtedness entitled to the benefits of the subordination provisions of this Article XIII.

     SECTION 13.8.  Notice to Trustee.

     The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company that would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee, agent or representative therefor; provided, however, if the Trustee shall not have received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof any monies may become payable for any purpose (including, the payment of the principal of (and premium, if any, on) or interest (including any Additional Interest) on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

     Subject to the provisions of Section 6.1, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or herself to be a holder of Senior Indebtedness (or a trustee or attorney-in-fact therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee or attorney-in-fact therefor). The Trustee shall immediately notify the Company by telephone of the receipt of any such notice. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     SECTION 13.9.  Reliance on Judicial Order or Certificate of Liquidating
     Agent.

     Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 6.1, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, conservator, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

     SECTION 13.10.  Trustee Not Fiduciary for Holders of Senior Indebtedness.

     The Trustee, in its capacity as trustee under this Indenture, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

     SECTION 13.11. Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights.

     The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness that may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

     SECTION 13.12.  Article Applicable to Paying Agents.

     In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this
Article in addition to or in place of the Trustee.

     SECTION 13.13.  Certain Conversions or Exchanges Deemed Payment.

     For purposes of this Article only, (a) the issuance and delivery of junior securities upon conversion or exchange of Securities of any series shall not be deemed to constitute a payment or distribution on account of the principal of (or premium, if any, on) or interest (including any Additional Interest) on such Securities or on account of the purchase or other acquisition of such Securities, and (b) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion or exchange of a Security of any series shall be deemed to constitute payment on account of the principal of such security. For the purposes of this Section, the term "junior securities" means (i) shares of capital stock of any class of the Company, and (ii) securities of the Company that are subordinated in right of payment to all Senior Indebtedness that may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article.

                                    * * * *

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.



                 [Remainder of page left intentionally blank;
                     signatures appear on following page.]

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

ATTEST:                          CRESCENT BANKING COMPANY


                                 By:    /s/
                                    ------------------------------------------
                                 Name:    J. Donald Boggus, Jr.
                                 Title:   Chief Executive Officer

/s/
--------------------------
Secretary

           [CORPORATE SEAL]

                                 WILMINGTON TRUST COMPANY,
                                  as Trustee, and not in its individual capacity


                                 By:    /s/
                                    ------------------------------------------
                                 Name:
                                 Title:

                                   EXHIBIT A
                                   ---------


THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY APPLICABLE STATE OR OTHER
                              --------------
JURISDICTION'S SECURITIES OR BLUE SKY LAWS, AND NONE OF SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT: (A) BY ANY INITIAL INVESTOR THAT IS NOT A "QUALIFIED INSTITUTIONAL BUYER" WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT, (I) TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR OTHER AVAILABLE EXEMPTION UNDER THE SECURITIES ACT, OR (B) BY AN INITIAL INVESTOR THAT IS A QUALIFIED INSTITUTIONAL BUYER OR BY ANY SUBSEQUENT INVESTOR, AS SET FORTH IN (A) ABOVE AND, IN ADDITION, TO AN ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT ACCOMPANIED BY AN OPINION OF COUNSEL DELIVERED TO THE COMPANY CONFIRMING THE AVAILABILITY OF THE EXEMPTION(S) FROM REGISTRATION AND IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, AND, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE AND OTHER JURISDICTION'S SECURITIES LAWS. THE HOLDER OF THIS SECURITY AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS.

THIS SECURITY IS NOT A DEPOSIT OR AN OBLIGATION OF ANY DEPOSITORY INSTITUTION, IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, AND IS NOT SECURED.


                           CRESCENT BANKING COMPANY

                          SERIES 2001-1 FLOATING RATE
                        JUNIOR SUBORDINATED DEBENTURES

                             DUE DECEMBER 31, 2031


                                                      Aggregate Principal Amount
Certificate No. -001-                                       $3,605,000.00


     CRESCENT BANKING COMPANY, a Georgia corporation (the "Company," which term
                                                           -------
includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CRESCENT CAPITAL TRUST I, a statutory business trust created under the laws of the State of Delaware, or registered assigns, the principal sum of THREE MILLION SIX HUNDRED FIVE THOUSAND AND NO/100 DOLLARS ($3,605,000.00) on December 31, 2031; provided that the Company may shorten the Stated Maturity of the principal of this Security to a date not earlier than December 31, 2006, subject to certain conditions specified in Section 3.15 of the Indenture, AND TO REDEMPTION BY THE Company as provided in Section 11.7 of the Indenture, but in no event shall the Stated Maturity be a date later than December 31, 2031. The Company further promises to pay interest on said principal from the date of issuance, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly (subject to deferral as set forth herein) in arrears on March 31, June 30, September 30, and December 31 of each year (each, a "Distribution Date"),
                                                     -----------------
commencing December 31, 2001 at the floating rate per annum, reset quarterly on each Distribution Date for the next succeeding quarter, equal to the prime rate of interest so published in the "Money Rates" table in the Eastern Edition of The Wall Street Journal for the last business day of each of March, June, September and December, as applicable (or if more than one rate is so indicated in The Wall Street Journal, the prime rate shall equal the highest rate provided), plus 100 basis points (the "Floating Rate") on the principal amount
                                       -------------
outstanding hereunder, together with Additional Sums, if any, as provided in
Section 10.6 of the Indenture, until the principal hereof is paid or duly provided for or made available for payment. Any principal, premium or Additional Sums and any overdue installment of interest not paid when due shall bear Additional Interest at the Floating Rate (to the extent that the payment of such interest shall be legally enforceable), compounded quarterly, from the dates such amounts are due until they are paid or made available for payment. The amount of interest payable for any period less than a full interest period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed during that period. The amount of interest payable for any full interest period shall be computed using a year consisting of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Holder at the close of business on the Regular Record Date for such interest installment. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Holder as registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee (notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date) or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     So long as no Event of Default has occurred and is continuing, the Company shall have the right as provided in Section 3.12 of the Indenture, at any time during the term of this Security, from time to time to defer the payment of interest on this Security for up to 20 consecutive quarterly interest payment periods with respect to each deferral period (each, an "Extension Period"),
                                                        ----------------
during which Extension Periods the Company shall have the right to make no payments or partial payments of interest on any Interest Payment Date, and at the end of which the Company shall pay all interest then accrued and unpaid including Additional Interest, as provided below; provided, however, that no Extension Period shall extend beyond the Stated Maturity of the principal of this Security and no such Extension Period may end on a date other than an Interest Payment Date; and provided, further, however, during any such Extension Period, the Company shall not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's capital stock, or (ii) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company that rank pari passu in all respects with or junior in interest to this Security (other than (a) repurchases, redemptions or other acquisitions of shares of capital stock of the Company in connection with any employment contract, benefit or incentive plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stock purchase plan or in connection with the issuance of capital stock of the Company (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the applicable Extension Period,
(b) as a result of an exchange or conversion of any class or series of the Company's capital stock (or any capital stock of a Subsidiary of the Company) for any class or series of the Company's capital stock or of any class or series of the Company's indebtedness for any class or series of the Company's capital stock, (c) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (d) any declaration of a dividend in connection with any Rights Plan, or the issuance of rights, stock or other property under any Rights Plan, or the redemption or repurchase of rights pursuant thereto, (e) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock, or (f) payments by the Company under the Guarantee). Prior to the termination of any such Extension Period, the Company may further defer the payment of interest, provided that no Event of Default has occurred and is continuing and provided further, no Extension Period shall exceed 20 consecutive quarterly interest payment periods, extend beyond the Stated Maturity of the principal of this Security or end on a date other than an Interest Payment Date. Upon the termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due on any Interest Payment Date, the Company may elect to begin a new Extension Period, subject to the above conditions. No interest shall be due and payable during an Extension Period, except at the end thereof, but each installment of interest that would otherwise have been due and payable during such Extension Period shall bear Additional Interest (to the extent that the payment of such interest shall be legally permissible) at the Floating Rate per annum, compounded quarterly and calculated as set forth in the first paragraph of this Security, from the date on which such amounts would otherwise have been due and payable until paid or made available for payment. The Company shall give the Holders of this Security and the Trustee notice of its election to begin any Extension Period at least one Business Day prior to the next succeeding Interest Payment Date on which interest on this Security would be payable but for such deferral, or so long as such Securities are held by the Issuer Trust, at least one Business Day prior to the earlier of (i) the next succeeding date on which Distributions on the Capital Securities of such Issuer Trust would be payable but for such deferral, and (ii) the record date for determining the holders of such Capital Securities entitled to such Distributions on the Capital Securities.

     Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the United States, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, which unless otherwise changed by the Company shall be the Corporate Trust Office.

     The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payments to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided, and
(c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


                                CRESCENT BANKING COMPANY


                                By:
                                    ------------------------------------------
                                Name:
                                Title:

Attest:


-------------------------
     Secretary

[CORPORATE SEAL]



This is one of the Securities designated therein referred to in the within-mentioned Indenture.

Dated:                   WILMINGTON TRUST COMPANY
      -----------------  not in its individual capacity, but solely as Trustee

                         By:
                            ---------------------------------------------
                                       Authorized Signatory

                              Reverse of Security

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more
                            ----------
series under the Junior Subordinated Indenture, dated as of November 9, 2001 (herein called the "Indenture"), between the Company and Wilmington Trust
                    ---------
Company, as Trustee (herein called the "Trustee," which term includes any
                                        -------
successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, and is limited to the aggregate principal amount of $3,605,000.00.

     All terms used but not defined in this Security, shall have the respective meanings provided in the Indenture or in the Amended and Restated Trust Agreement, dated as of November 9, 2001 (as modified, amended or supplemented from time to time the "Trust Agreement"), relating to Cresent Capital Trust I
                       ---------------
the ("Issuer Trust") among the Company, as Depositor, the Trustees named
      ------------
therein, the Administrators named therein, and the Holders from time to time of the Trust Securities issued pursuant thereto.

     The Company has the right to redeem this Security (i) on or after December 31, 2006, in whole at any time or in part from time to time, or (ii) in whole (but not in part), at any time within 90 days following the occurrence and during the continuation of a Tax Event, Investment Company Event, or Capital Treatment Event, in each case at the Redemption Price described below. The redemption of Securities of any series as permitted or required by the terms of this Certificate or the Indenture shall be made in accordance with the terms of this Certificate and Article XI of the Indenture; provided, however, if any provision of this Certificate shall conflict with any provision of such Article XI, the provision of this Certificate shall govern. Any redemption of any Security prior to its Stated Maturity shall also be subject to prior notice, and approval of (or notice of intent not to disapprove) the redemption, if then required by the capital adequacy rules or otherwise by the Federal Reserve applicable to the Company at that time.

     The Redemption Price in the case of a redemption under clauses (i) or
(ii) in the preceding paragraph shall equal the principal amount hereof (or portion thereof to be redeemed in a partial redemption), together with accrued interest (including Additional Interest, if any) to but excluding the date fixed for redemption.

     In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee at any time to enter into a supplemental indenture or indentures for the purpose of modifying in any manner the rights and obligations of the Company and of the Holders of the Securities, with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series to be affected by such supplemental indenture. The Indenture also contains provisions permitting Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, if an Event of Default with respect to the Securities of this series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of this series may declare the principal amount of all the Securities of this series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), provided that, if the Outstanding Securities have been issued to and are held by an Issuer Trust, if upon an Event of Default, the Trustee or such Holders fail to declare the principal of all the Outstanding Securities of this series to be immediately due and payable, the Holders of at least 25% in aggregate Liquidation Amount of the related series of Capital Securities issued by the Issuer Trust then outstanding shall have the right to make such declaration by a notice in writing to the Company and the Trustee; and upon any such declaration, the principal amount of and the accrued interest (including Additional Interest, if any) on all the Securities of this series shall become immediately due and payable, provided that the payment of principal and interest (including any Additional Interest) on such Securities shall remain subordinated to the extent provided in Article XIII of the Indenture.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest (including Additional Interest) on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Securities Register, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained under Section 10.2 of the Indenture for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Securities of this series, of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in minimum denominations of $1,000.00 and integral multiples of $1,000.00 in excess thereof. Securities may be exchanged for other Securities of like tenor, of any authorized denominations, and of like aggregate principal amount. To the fullest extent permitted by applicable law, any transfer, exchange or other disposition of Securities in contravention of Section 3.6(b)(v) of the Indenture shall be deemed to be void and of no legal effect whatsoever, any such transferee shall be deemed not to be the Holder or owner of any beneficial interest in such Securities for any purpose, including but not limited to the receipt of interest payable on such Securities, and such transferee shall be deemed to have no interest whatsoever in such Securities. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Company and, by its acceptance of this Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, this Security, each agrees that for United States Federal, state and local tax purposes it is intended that this Security constitute indebtedness and shall be treated as such.

     THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS.

                                   EXHIBIT B
                                   ---------

                       RESTRICTED SECURITIES CERTIFICATE

                     (For transfers pursuant to (S) 3.6(b)
                               of the Indenture)


Wilmington Trust Company,
as Security Registrar
1100 North Market Street
Wilmington, Delaware  19890-0001
Attention:  Corporate Trust Administration

          Re:  Floating Rate Junior Subordinated Debentures ("Junior
                                                              ------
               Subordinated Debentures") of Crescent Banking Company (the
               -----------------------
               "Company")
                -------


     Reference is made to the Junior Subordinated Indenture, dated as
November 9, 2001 (the "Indenture"), among the Company and Wilmington Trust
                       ---------
Company, as Trustee (as defined therein). Terms used herein and defined in the Junior Subordinated Indenture or in Regulation D, Rule 144A or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so
                                      --------------
defined.

     This certificate relates to $__________ aggregate Liquidation Amount of Junior Subordinated Debentures, which are evidenced by the following certificate(s) (the "Specified Securities"):
                     --------------------

          CUSIP No(s).
                      ------------------------------

          CERTIFICATE No(s).
                             -----------------------

          CURRENTLY IN BOOK-ENTRY FORM:    Yes     No (check one)
                                       ----    ----

The person in whose name this certificate is executed below (the "Undersigned")
                                                                  -----------
hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner." If the Specified Securities are represented by a Global Security, they are held through the Clearing Agency or a Clearing Agency Participant in the name of the Undersigned, as or on behalf of the Owner. If the

Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

     The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a
                  ----------
Restricted Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A, Rule 904 or Rule 144 under the Securities Act or other exemption from registration under the Securities Act, and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

     1. Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:

         (A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

         (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

     2. Rule 904 Transfers. If the transfer is being effected in accordance with Rule 904:

         (A) the Owner is not a distributor of the Securities, an affiliate of the Company or the Issuer Trust or any such distributor or a person acting on behalf of any of the foregoing;

         (B) the offer of the Specified Securities was not made to a person in the United States;

         (C)  either:

              (i) at the time the buy order was originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

              (ii) the transaction is being executed in, on or through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

         (D) no directed selling efforts within the meaning of Rule 902 of Regulation S have been made in the United States by or on behalf of the Owner or any affiliate thereof; and

         (E) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

     3. Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

         (A) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144 or such shorter time as may be provided therein) has elapsed since the date the Specified Securities were acquired from the Company or the Issuer Trust or from an affiliate (as such term is defined in Rule 144) of the Company or the Issuer Trust, with the full amount of the purchase price paid at the date of purchase, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of paragraphs (c), (e), (f) and (h) of Rule 144; or

         (B) the transfer is occurring after a holding period of at least two years (or such shorter time as may be provided in Rule 144(k) has elapsed since the date the Specified Securities were acquired from the Company or the Issuer Trust or from an affiliate (as such term is defined in Rule 144) of the Company or the Issuer Trust, with the full amount of the purchase price paid at the date of purchase, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company or the Issuer Trust.

     4. Other Transfers. If the Owner seeks to make a transfer in reliance of any other exemption under the Securities Act, it shall attach hereto a letter stating the exemption relied upon and the facts under which such exemption is available for the requested transfer, and shall attach an opinion of counsel satisfactory to the Company stating that such exemption is available and is being properly used.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company, the Issuer Trust and the Holders.

Dated:
      ------------------   -------------------------------------------------
                           (Print the name of the Undersigned, as such term
                              is defined in the second paragraph of this
                                             certificate.)
                           By:
                                 -------------------------------------------
                           Name:
                                 -------------------------------------------
                           Title:
                                 -------------------------------------------


                           (If the Undersigned is a corporation,
                           partnership, fiduciary or entity, the correct name of the entity, and the name and title of the person signing on behalf of the Undersigned must be stated.)